                                                                    EXHIBIT 10.9
                                                                    ------------

                                ONE HANOVER PARK

                                 LEASE AGREEMENT
                                 ---------------

                                TABLE OF CONTENTS
                                -----------------

1.  Definitions and Basic Provisions.........................................   1
    --------------------------------
2.  Lease of Premises; Parking Privileges; Sign Rights.......................   2
    --------------------------------------------------
3.  Services by Landlord.....................................................   3
    --------------------
4.  Adjustment of Base Rental................................................   4
    -------------------------
5.  Electricity..............................................................   6
    -----------
6.  Payments and Performance.................................................   7
    ------------------------
7.  Installation of Improvements; ADA Compliance.............................   7
    --------------------------------------------
8.  Early Occupancy..........................................................   8
    ---------------
9.  Limited Right to Calculate Rentable Space; Subsequent Liquidation........   8
    -----------------------------------------------------------------
10. Repairs and Reentry......................................................   9
    -------------------
11. Alterations and Additions by Tenant; Security System; Rooftop Satellite
    -----------------------------------------------------------------------
    Dish.....................................................................   9
    ----
12. Entry for Repairs and Inspection.........................................  10
    --------------------------------
13. Mechanic's Liens.........................................................  10
    ----------------
14. Tenant's Use.............................................................  10
    ------------
15. Laws and Regulations; Rules of the Building..............................  11
    -------------------------------------------
16. Indemnity, Liability and Loss or Damage..................................  11
    ---------------------------------------
17. No Subrogation; Insurance................................................  12
    -------------------------
18. Fire and Casualty........................................................  12
    -----------------
19. Condemnation.............................................................  13
    ------------
20. [Intentionally Deleted]..................................................  13

21. Assignment and Subletting................................................  13
    -------------------------
22. Holding Over.............................................................  15
    ------------
23. Abandoned Property.......................................................  15
    ------------------
24. Taxes....................................................................  15
    -----
25. Transfer of Landlord's Rights............................................  16
    -----------------------------
26. Default..................................................................  16
    -------
27. Security Deposit.........................................................  18
    ----------------
28. Landlord's Lien and Security Interest....................................  19
    -------------------------------------
29. Remedies.................................................................  20
    --------
30. Joint and Several Liability..............................................  20
    ---------------------------
31. Constructive Eviction....................................................  20
    ---------------------
32. Building Name............................................................  20
    -------------
33. Subordination............................................................  20
    -------------
34. Lease Certificates; Financial Statements.................................  21
    ----------------------------------------
35. Limitation of Landlord Liability.........................................  22
    --------------------------------
36. Consents.................................................................  22
    --------
37. Notices..................................................................  22
    -------
38. Brokerage................................................................  22
    ---------
39. Force Majeure............................................................  22
    -------------
40. No Third Party Beneficiary...............................................  23
    --------------------------
41. Severability.............................................................  23
    ------------
42. Binding Effect...........................................................  23
    --------------
43. Applicable Law; Consent to Jurisdiction..................................  23
    ---------------------------------------
44. Entire Agreement; No Warranties..........................................  23
    -------------------------------
45. NO IMPLIED REPRESENTATIONS...............................................  23
    --------------------------
46. Effective Date; Counterparts; Telecopy Transmission......................  23
    ---------------------------------------------------

Exhibits and Rider

Exhibit A:   Legal Description of the Land
Exhibit B:   Floor Plan of the Premises
Exhibit C:   Parking Privileges
Exhibit D:   Leasehold Improvements Agreement
Exhibit E:   Building Rules and Regulations
Exhibit F:   Brokerage Agreement with Cawley International
Rider No. 1: Tenant's Option to Renew

                                 LEASE AGREEMENT
                                 ---------------

      THIS LEASE AGREEMENT (this "Lease") is entered into by the Landlord and Tenant hereinafter named.

      1. Definitions and Basic Provisions. The terms defined below shall have
         --------------------------------
the respective meanings stated when used elsewhere in this Lease, and such terms and the following basic provisions constitute an integral part of this Lease:

      (a) "Landlord": INTERVEST-PARKWAY, LTD., a Texas limited partnership.

      (b) "Tenant": ENTRUST, INC., a Maryland corporation.

      (c) "Premises": certain space in an office building owned by Landlord (the "Building") known as One Hanover Park, located at 16633 Dallas Parkway (sometimes also referred to as "North Dallas Parkway"), in the Town of Addison, Texas, on a 5.692-acre tract of land (the "Land") situated in the Town of Addison, Dallas County, Texas, described on Exhibit A attached hereto and made a
                                            ---------
part hereof for all purposes. The Premises is to be located on the eighth (8th) floor of the Building, being referred to as Suite 800 and being all of the Rentable Space on the eighth floor, and as shown on the floor plan attached hereto as Exhibit B and made a part hereof for all purposes. Subject to
          ---------
Paragraph 9 below, the parties hereby agree that for purposes of this Lease the Premises shall contain approximately 25,251 square feet of Rentable Space (as defined below), and that there shall be approximately 195,194 square feet of Rentable Space in the Building.

      (d) "Lease Term": a period of eighty-six (86) months, commencing on the later of January 1, 2002, or fifteen (15) days after the Substantial Completion of the Landlord's Work described in Paragraph 1(b) of the Leasehold Improvements Agreement attached hereto as Exhibit D (the later of such alternatives being
                             ---------
hereinafter referred to as the "Commencement Date").

      (e) "Base Rental": Subject to Paragraph 4 of this Lease, the Base Rental shall be as follows:

                       Annual Base Rental
                        Per Square Foot
       Months          of Rentable Space      Monthly Base Rental
       ------          -----------------      -------------------

       1 and 2               zero                    -0-
        3 - 26              $24.50                $51,554.12
       27 - 62              $25.50                $53,658.37
       after 62             $26.50                $55,762.62

If the Commencement Date does not occur on the first day of a calendar month, then "Month 1" in the above chart shall commence on the Commencement Date and shall end one month later (e.g., assuming a Commencement Date of January 10, 2002, then "Month 1" in the above chart would end on February 9, 2002); and in such event, the Base Rental for each calendar month during which the Base Rental increases will be equal to the sum of (i) the product of the lower Base Rental alternative times a fraction the numerator of which is the number of days in the calendar month which occur during which the lower Base Rental applies and the denominator of which is the total number of calendar days in the particular calendar month, and (ii) the product of the higher Base Rental alternative times a fraction the numerator of which is the number of days in the calendar month which occur during which the higher Base Rental applies Lease Term and the denominator of which is the total number of calendar days in the particular calendar month. Tenant shall pay the Base Rental to Landlord, in care of Landlord's Property Manager in the management office of the

Building, being currently Suite 200 of the Building - or at such other place as Landlord may designate from time to time in writing -- in monthly installments, in advance and without demand on the first day of each calendar month during and throughout the Lease Term.

      (f) "Prepaid Rental": None.

      (g) "Security Deposit": $334,575.72, of which $55,762.62 shall be paid by Tenant to Landlord on the date of execution of this Lease, and $278,813.10 shall be paid by Tenant to Landlord on or before January 5, 2002. The Security Deposit shall be held by Landlord pursuant to the provisions of Paragraph 27 of this Lease.

      (h) "Sole Permitted Use": General office use (which may include limited marketing activities, incidental storage and other incidental uses, but may not include any manufacturing nor any research involving chemicals and/or other physical materials), consistent with a reputable office building and subject to Paragraph 14 and other relevant provisions of this Lease.

      (i) "Base Expense Amount": The aggregate of annual "Operating Expenses" (as defined in Paragraph 4 of this Lease) incurred in connection with the Building during calendar year 2002.

      (j) "Leasing Agents": Stream Realty Partners, L.P., Dallas, Texas (representing Landlord) and Cawley International (representing Tenant). With regard to Cawley International ("Tenant's Broker"), both Landlord and Tenant's Broker hereby disclose to Tenant that a net profits interest in the Building is
       ---------------
owned by Windjammer Equity Partners, a Texas general partnership which is affiliated with Wilcox Development Services, Inc. and Wilcox Realty Group, Ltd., and that such entities are likewise affiliated with Tenant's Broker; and both Landlord and Tenant hereby waive any conflict of interest with regard to Tenant's Broker arising out of such net profits interest.

      (k) "Property Manager": Transwestern Property Company, Dallas, Texas, subject to change by Landlord upon written notice to Tenant.

      (l) "Rentable Space": The total area attributable to a leased premises within the Building, i.e., being deemed by the parties to be appropriate for purposes of determining the Base Rental, the Allowance, rental adjustments, etc. under this Lease, with such total attributed area being determined by (a) using the American National Standard method for measuring Rentable Area in office buildings, as described in the pamphlet entitled "Standard Method for Measuring Floor Area in Office Buildings", published by the Building Owners and Managers Association International (ANSI/BOMA Z65.1-1996), and then (b) adjusting the floor-by-floor results thus achieved by the factor being used by Landlord to more uniformly allocate to the tenants in the Building the first floor lobby, the elevator lobbies and the other common areas of the Building.

      (m) "Normal Business Hours": 7:00 a.m. until 6:00 p.m. on weekdays (except holidays, as defined below), and from 8:00 a.m. until 1:00 p.m. on Saturdays (except holidays). For purposes of this Lease, holidays are deemed to mean the following:

          January 1st                        New Years Day
          Last Monday in May                 Memorial Day
          July 4th                           Independence Day
          First Monday in September          Labor Day
          Fourth Thursday in November
           plus Friday following             Thanksgiving Holidays
          December 25th                      Christmas Day

      2. Lease of Premises; Parking Privileges; Sign Rights. (a) In
         --------------------------------------------------
consideration of the obligation of Tenant to pay rent as provided in this Lease, and in further consideration of the other terms, covenants and conditions of this Lease, Landlord hereby leases to Tenant, and

Tenant hereby takes from Landlord, the Premises for the Lease Term specified herein, all upon and subject to the terms and conditions set forth in this Lease. Landlord hereby covenants that Tenant, upon paying rent as herein reserved, and performing all covenants and agreements contained in this Lease on the part of Tenant, shall have quiet and peaceful possession of the Premises.

      (b) In addition, at all times during the Lease Term, and conditioned upon the Lease being in full force and effect and there being no uncured default under this Lease by Tenant, Landlord hereby agrees to make parking privileges available to Tenant, as explained on, and governed by, Exhibit C attached to
                                                       ---------
this Lease. In this regard, Tenant acknowledges that in order for Landlord to be able to comply with parking allotments for all tenants in the Building, Tenant must assure that the aggregate of all parking utilized by Tenant, its owners, officers, employees, agents and invitees, does not exceed the parking allotment for Tenant as specified in Exhibit C.
                           ---------

      (c) In addition, commencing five (5) business days after the Effective Date of this Lease and continuing for as long as Entrust, Inc. or any assignee or subtenant of Entrust, Inc. which assumes such status after having complied with Paragraph 21 below (any such party being hereinafter referred to as a "Permitted Occupier") occupies at least 8,000 square feet of the Premises, such Permitted Occupier - but only one party in the event more than one subtenant occupies at least 8,000 square feet of the Premises - shall have the exclusive right to fascia signage on the crown of the Building, with the Permitted Occupier's fascia signage to be located solely on the northeastern portion of the crown of the Building (i.e., in the same area as the "FINOVA" sign is currently located). In order to exercise this right, Tenant will provide Landlord with specifics regarding the exact location, manner of installation, size, shape, specifications and design of the sign for Landlord's approval, which shall not be unreasonably withheld or delayed; moreover, Tenant shall be solely responsible for obtaining any and all necessary approvals from any city government or other zoning or regulatory authority (as to which Landlord makes no representations or warranties). The cost of Tenant's sign, as well as all costs and liability incurred in removing the "FINOVA" sign and installing Tenant's sign, shall be borne solely by Tenant; provided, however, that upon final installation of Tenant's new sign, Landlord shall reimburse Tenant for the reasonable portion of Tenant's cost which is attributable to the removal of the "FINOVA" sign and whatever repairs to the Building were necessitated by such removal of the "FINOVA" sign (i.e., the cost which Tenant would not have borne if the "FINOVA" sign had not been in place). At the conclusion of the Lease Term, if Landlord so requests, Tenant shall, at its sole expense, promptly remove its sign and restore any damage caused to the Building by the sign.

      3. Services by Landlord. At all times during the Lease Term, and
         --------------------
conditioned upon the Lease being in full force and effect and there being no uncured default under this Lease by Tenant, Landlord shall furnish the following services to the Premises, all of such services to be at Landlord's cost and expense except as specifically provided to the contrary elsewhere in this Lease:

      (a) Cold and warm water at those points of supply provided for general use of tenants in the Building.

      (b) Heated and refrigerated air conditioning in season during Normal Business Hours and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard and as is consistent in quality and quantity as furnished in other comparable quality office buildings in the vicinity of the Building. Such services at all other times and on Sundays and holidays shall be furnished only at the request of Tenant, who shall bear the entire cost thereof (with Landlord hereby representing to Tenant that the current cost to tenants in the Building of after-hours service is $55.00 per hour for the eighth floor of the Building). Whenever machines or equipment that generate abnormal heat and affect the temperature otherwise maintained by the air conditioning system are used in the Premises, Landlord shall have the right to install supplemental air conditioning units in the Premises; and the cost thereof, including the cost of installation, operation, use and maintenance, shall be paid by Tenant to Landlord promptly on demand.

      (c) Elevator service in common with other tenants for ingress and egress from the Premises, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than Normal Business Hours.

      (d) Janitorial cleaning services as may, in the reasonable judgment of Landlord, be required in the normal operation of the Building (but no less frequently than five times per week).

      (e) Electric current in the manner and to the extent reasonably deemed by Landlord to be standard for office use.

The failure to any extent to furnish or any stoppage of these defined utilities and services resulting from any cause whatsoever shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement contained herein. Should any malfunction of the Building improvements or facilities occur for any reason, Landlord shall use reasonable diligence to repair same promptly. Tenant shall have no claim for rebate or abatement of rent or damages on account of such malfunction or of any interruptions in service occasioned thereby or resulting therefrom; provided, however, that if any interruption or cessation of service continues for ten (10) consecutive business days after written notice from Tenant to Landlord (and to any mortgagee of Landlord of whom Tenant has received written notice, designating a specific address for notice to such mortgagee), identifying the problem with reasonable specificity and being labeled "URGENT/IMMEDIATE ACTION REQUIRED" in all capital letters, and if such interruption or cessation after the 10-business-day cure period causes the Premises to be untenantable in the reasonable judgment of Tenant, then notwithstanding any provision of this Lease to the contrary, Tenant's Base Rental and Tenant's share of Operating Expenses under this Lease will abate as of the eleventh (11th) business day and continue abated until the service is resumed.

      4. Adjustment of Base Rental. The Base Rental payable pursuant to this
         -------------------------
Lease shall be adjusted upward from time to time in accordance with the following provisions:

      (a) Tenant's Base Rental is based, in part, upon the assumption that Landlord is contributing as its share of the annual Operating Expenses [as defined in Paragraph 4(e) hereof] of the Building an amount up to the Base Expense Amount. Tenant shall during the term of this Lease pay, as an adjustment to Base Rental pursuant to this Lease, an amount equal to the product of the following: (i) the excess (the "Excess"), if any, from time to time of the annual Operating Expenses in the Building over the Base Expense Amount, times
(ii) a fraction, the numerator of which is the number of square feet of Rentable Space in the Premises and the denominator of which is the number of square feet of Rentable Space in the Building. At any time prior to or during any calendar year of Tenant's occupancy, Landlord may make a good faith estimate of the Excess, if any, for the current or immediately succeeding calendar year and upon thirty (30) days' written notice to Tenant shall require the monthly payment of Base Rental to be adjusted in accordance with such estimate. Tenant's proportionate share of any such estimated Excess shall be payable in equal monthly installments over the remaining months of the calendar year after notice of such estimate is delivered to Tenant. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Paragraph 4(b) when actual Operating Expenses are available for each calendar year.

      (b) By April 1 of each calendar year during Tenant's occupancy, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's actual Operating Expenses for the previous calendar year. If any additional Base Rental collected for a prior year, as a result of Landlord's estimate of the Excess, is in excess of the additional Base Rental actually due during such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, within forty-five (45) days after having received a written invoice, any underpayment with respect to the prior year.

      (c) Tenant shall have the right at any time within 180 days after Tenant's receipt of Landlord's statement of the previous year's Operating Expenses (but not after such 180-day period), to perform an annual audit at Tenant's expense on Landlord's books and records to the extent necessary to verify Landlord's calculation of the Excess, if any, and Tenant's actual additional rent for such previous year, provided (i) that such audit is conducted by a reputable, independent certified public accounting firm, (ii) that the auditor's fee structure is based upon an hourly rate (as opposed to a contingency fee arrangement), (iii) that both Tenant and the auditor sign a confidentiality agreement in favor of Landlord, agreeing not to disclose to any other party the information obtained in the audit (subject to the requirements of litigation and to exception for information which is clearly and obviously known to the public, e.g., the number of floors in the Premises), and (iv) that the auditor's report reflecting the results of such audit is promptly delivered to Landlord. Any such audit shall be conducted, if at all, (A) within one hundred eighty (180) days after Tenant's receipt of the annual statement from Landlord, (B) during Landlord's normal business hours, (C) at the place in Dallas County, Texas, where Landlord maintains its records (or such other place in such County as Landlord shall deliver the appropriate records) and (D) only after Landlord has received at least twenty (20) days prior written notice. If the audit report reflects that Tenant was overcharged or undercharged in the audited calendar year, and provided Landlord does not dispute the audit results within ninety
(90) days after having received a written copy of the audit report ("Landlord's Review Period"), Tenant will within forty-five (45) days after Landlord's Review Period pay to Landlord the amount of any underpayment or, if applicable, Landlord shall pay to Tenant the amount of any overpayment. If the amount evidenced by an audit performed on behalf of Tenant evidences that Tenant was overcharged by more than 5% of the total amount for additional rent authorized under this Lease, then if (1) Landlord fails to dispute such finding within Landlord's Review Period, or (2) Landlord agrees with such finding or (3) following a dispute of Tenant's audit by Landlord, the reconciled audits still evidence that Tenant was overcharged by more than 5% of the additional rent authorized under this Lease, Landlord will pay all of Tenant's reasonable costs of Tenant's audit. Landlord, within Landlord's Review Period, may elect to dispute Tenant's audit by giving written notice to Tenant of Landlord's election. Upon giving notice of Landlord's dispute of Tenant's audit, Landlord will retain a certified public accountant or other person experienced in auditing operating expenses in office buildings to audit the additional rent; and upon completion of said audit, Landlord's and Tenant's respective auditors will meet to reconcile all material differences in the audit. Failure by Tenant to exercise an audit right or Landlord to dispute any Tenant audit within the specified time period or the failure of either party to otherwise fail to contest or dispute the allocation of additional rent as provided above, is deemed a waiver of the applicable audit or dispute right and any right to contest the additional rent charges (undercharges or overcharges) for the applicable Lease year and, accordingly, is deemed acceptance of the additional rent charges as submitted to and reviewed by Tenant.

      (d) Notwithstanding anything to the contrary contained herein, if the Building is not fully occupied during any calendar year of the Lease Term, Operating Expenses and the

Excess for purposes of Paragraphs 4(a) and 4(b) hereof shall be determined as if the Building had been fully occupied during such year and Operating Expenses had been in an amount which would be normal if the Building were fully occupied. For the purposes of this Lease, "fully occupied" shall mean (i) occupancy of 95% of the Rentable Space in the Building if the occupancy of the Building is less than 95% of said Rentable Space, or (ii) the actual percentage of occupancy of the net rentable space in the Building if the occupancy of the Building is equal to or greater than 95% of said net rentable space.

      (e) The term "Operating Expenses" shall mean all costs of management, operation, and maintenance of the Land, the Building, the garage associated with the Building, all other improvements on the Land and all appurtenances thereto, as well as any Office Complex (defined below) of which the Building is a part, including the costs of maintaining any common facilities allocated from time to time to the Building, all accrued and based on an annual period consisting of a calendar year, as determined by generally accepted accounting principles. By way of illustration but not limitation, Operating Expenses shall include expenditures for maintenance and repairs; a reasonable amortization of any capital expenditures incurred by Landlord with a principal purpose to (i) effect a reduction in the Operating Expenses of the Building, or (ii) keep the Building in compliance with all applicable governmental rules and regulations from time to time; assessments and governmental charges (including taxes on rents or services); ad valorem property taxes with respect to such year; charges for water, sewerage, and gas; cleaning, including supplies, janitorial services and pest control; licenses, permits and inspection fees; refuse collection; insurance; administrative expenses, including on-site and off-site (but if off-site, equitably prorated to account for service to the Building) office rent for not more than 1,174 square feet of leased premises (not to exceed the general range of market rents, as such range may be from time to time, for management offices of comparable size in comparable buildings in the vicinity of the Building), salaries and other expenses for labor and management, office equipment, telephone, and supplies; management fees payable by Landlord with respect to the Land, Building and common facilities (not to exceed the general range of a market management fees, as such range may be from time to time, for management fees of comparable buildings in the vicinity of the Building); a reasonable allocation of the salary and other compensation paid to persons servicing the Building; fire protection; snow and ice removal; landscape maintenance; professional services; and security (if and to the extent provided by Landlord, i.e., with Landlord making no representation or warranty to Tenant in this regard). If the Building is part of an office building complex (an "Office Complex") owned by Landlord, or owned by one or more entities affiliated with Landlord, then Landlord may allocate to the Building a reasonable proportion of Operating Expenses incurred in connection with the Office Complex. Notwithstanding anything to the contrary contained above, the following shall be excluded from Operating Expenses: depreciation of the original construction of the Building; capital expenditures other than those referenced in the previous sentence; cost of Building alterations or renovations for other tenants in the Building; electricity, advertising; commissions paid for leasing; cost of repairs occasioned by fire, windstorm, or other casualty (but only to the extent reimbursed by insurance proceeds); and wages, salaries, or other compensation paid to any executive above the grade of building manager (i.e., with the director of engineering and/or operations not being deemed to be included in this proscription).

      5. Electricity. (a) Tenant agrees that in addition to Tenant's obligations
         -----------
to pay Base Rental (Paragraph 1(e) of this Lease) and to make escalation payments resulting from Operating Expenses (Paragraph 4 of this Lease), as well as Tenant's obligations pursuant to other provisions in this Lease, Tenant shall pay all electrical expenses attributable to the Premises, as follows: (i) if and to the extent that all or portions of the Premises are separately metered for electrical consumption, Tenant shall promptly pay all charges for electrical consumption directly to the utility company which supplies electricity to the Premises; (ii) for that portion of electrical consumption which is allocable to rented space (e.g., within the Premises itself), Tenant shall promptly reimburse Landlord for Tenant's prorata share (i.e., a fraction the numerator of which is the Rentable Space in the Premises and the denominator of which is the Rentable Space in all occupied leased premises in the Building) of such charges for electrical consumption paid by Landlord to the utility company which supplies electricity to the Building, and (iii) for all other electricity consumed in connection with the Building, Tenant shall promptly reimburse Landlord for Tenant's prorata share (i.e., a fraction the numerator of which is the Rentable Space in the Premises and the denominator of which is the Rentable Space in the Building, whether or not occupied) of such charges for electrical consumption paid by Landlord to the utility company which supplies electricity to the Building; moreover, with regard to Tenant's obligations pursuant to items (ii) and (iii) above, Landlord may, either during or prior to any calendar year, make a good faith reasonable estimate of the cost for such electrical consumption for the current or immediately succeeding calendar year and Tenant's respective shares of such total cost, and upon thirty (30) days' written notice to Tenant may require the monthly payment of such estimated cost in advance. In such event, Tenant's proportionate share of any such estimated cost shall be payable in equal monthly installments over the remaining months of the calendar year after notice of such estimate is delivered to Tenant. Any amounts paid based on such an estimate shall be subject to adjustment between Landlord and Tenant (i.e., in the same manner as the potential adjustment of Operating Expenses payments pursuant to Paragraph 4(b) above) when actual costs are determined for the applicable calendar year.

      (b) Landlord hereby represents and warrants to Tenant that the electrical equipment and facilities in the Building (i) are currently capable of supplying to the Premises six (6) watts per square foot of Usable Area of the Premises, with the Usable Area of the Premises to be determined by reference to the American National Standard method for measuring Usable Area in office buildings, as described in the pamphlet entitled "Standard Method for Measuring Floor Area in Office Buildings," published by the Building Owners and Managers Association International (ANSI/BOMA Z65.1-1996), such electrical capacity being "below ceiling" and excluding HVAC, and (ii) can be made capable of supplying to the Premises nine (9) watts per square foot of Usable Area of the Premises, provided that Tenant incurs all costs associated with such expansion of capacity. Without Landlord's prior written consent, Tenant shall not install any equipment in the Premises that will exceed the capacity of the Building electrical system serving the Premises.

      6. Payments and Performance. Tenant agrees to pay all rents and sums
         ------------------------
provided to be paid by Tenant pursuant to this Lease at the times and in the manner herein provided, without any setoff, deduction or counterclaim whatsoever. Should this Lease commence on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced. The Base Rental for the first partial month, if any, shall be payable at the beginning of said period or as Prepaid Rental. The obligation of Tenant to pay rentals is an independent covenant, and no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Landlord or not, shall release Tenant from the obligation to pay rentals. Time is of the essence in the performance of all of Tenant's obligations hereunder. In the event any rental is not received within ten (10) days after its due date for any reason whatsoever, or if any rental payment is by check which is returned for insufficient funds, then in addition to the past due amount Tenant shall pay to Landlord a late charge in an amount equal to five percent (5%) of the rental then due, in order to compensate Landlord for its administrative and other overhead expenses. Any such late charge shall be payable on demand as additional rental. In addition, if rental is paid by a check which is returned for insufficient funds, Tenant shall immediately make the required payment to Landlord in good funds; moreover, in such event Tenant shall also pay to Landlord not only the late charge specified above in this Paragraph 6 (i.e., if and to the extent that such dishonored check causes the rental to become past due by more than ten days), but also an additional fee of $250.00 to compensate Landlord for its expense and effort in connection with the dishonored check.

      7. Installation of Improvements; ADA Compliance. All improvements to be
         ----------------------------
installed in the Premises at the commencement of this Lease shall be installed as specified in the Leasehold Improvements Agreement attached hereto as Exhibit
                                                                        -------
D and made a part hereof. Tenant will assure that the plans and specifications
-
for its improvements, as well as its business operations within the Premises, comply with the Americans With Disabilities Act of 1990, as amended, and all related state and local laws (collectively, the "ADA"); and Landlord agrees that the remainder of the Building, i.e., other than the Premises, shall be in compliance with the ADA.

      8. Early Occupancy. Landlord shall permit Tenant to occupy the Premises
         ---------------
prior to the Commencement Date, as soon as the Premises are ready for occupancy (with Landlord hereby assuring Tenant that, subject to Paragraph 39 of this Lease, Landlord anticipates that the Premises will be ready for Tenant's occupancy no later than thirty-five days after the Effective Date of this Lease); and if Tenant so occupies the Premises prior to the Commencement Date, all of the terms and provisions of this Lease other than the obligation to pay rent shall be in full force and effect upon Tenant's early occupancy; however, notwithstanding such early occupancy, the Lease Term shall commence only on the Commencement Date.

      9. Limited Right to Calculate Rentable Space; Subsequent Liquidation. (a)
         -----------------------------------------
Landlord and Tenant agree that at any time within sixty (60) days after the Commencement Date of this Lease, either party may, at its sole expense, employ a licensed architect to calculate the Rentable Space of the Premises and/or of the Building. If the architect performing any such services should issue a written statement within ninety (90) days after the date of this Lease, which indicates that the Rentable Space specified for either the Premises or the Building should be modified (a "Modification Statement"), and if the other party to this Lease agrees with such Modification Statement, then Landlord and Tenant shall execute a written Amendment to Lease confirming the mutually agreed information and the appropriate rental adjustment which results from the corrected information (e.g., increasing or decreasing the Base Rental proportionate with the increase or decrease in the Rentable Space). If the architect performing any such services should issue a Modification Statement within ninety (90) days after the Commencement Date of this Lease, and if the other party to this Lease does not agree with such Modification Statement, then the other party may, at its sole expense, within sixty (60) days after the date of the Modification Statement, employ a licensed architect to review and respond to the Modification Statement (the "Response"). If the two architects fail to reach agreement within thirty
(30) days after the date of the Response, then they shall select a third licensed architect (either by agreement between the two architects or, if they fail to agree on the third architect, by requesting that the Dallas chapter of the American Institute of Architects provide the third architect), with the fees of the third architect to be shared equally by Landlord and Tenant. Upon agreement between the two architects selected by the parties, or upon the final decision of the third architect, Landlord and Tenant shall execute a written Amendment to Lease confirming the final determination and, if necessary, the appropriate rental adjustment.

      (b) Notwithstanding anything contained in this Lease to the contrary, both Landlord and Tenant acknowledge and confirm their mutual desire to have all financial obligations under this Lease fixed and liquidated as soon as possible so that they can account for and plan such obligations with greater certainty. Accordingly, the parties agree that if neither party employs a licensed architect to perform any of the above-listed services within sixty (60) days after the Commencement Date of this Lease, or if no Modification Statement is delivered within ninety (90) days after the Commencement Date of this Lease, then the provisions of Paragraph 9(a) shall be null and void and of no further force or effect; and in such event (i) so that both parties to this Lease can be assured that they will not have to expend monies for professional fees regarding Rentable Space determinations after the deadlines established in Paragraph 9(a), they hereby agree that the Rentable Space for the Premises and for the Building, as specified in Paragraph 1(c) above, shall conclusively be deemed to be applicable to this Lease; and (ii) so that both parties to this Lease can be assured as to their financial obligations after the deadlines established in Paragraph 9(a), they further agree that Base Rental, the Allowance, rental adjustments and all other aspects of this Lease which are based in whole or in part upon Rentable Space shall be deemed to be liquidated and no longer subject to adjustment based upon inaccuracies and/or errors, if any, in the Rentable Space determinations specified in Paragraph 1(c).

      10. Repairs and Reentry. Tenant will, at Tenant's own cost and expense,
          -------------------
maintain and keep the Premises and any alterations and additions thereto in sound condition and good repair, and shall pay for the repair of any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees and invitees; provided, however, that Tenant shall make no repairs to the Premises without the prior written consent of Landlord. The performance by Tenant of its obligation to maintain and make repairs shall be conducted only by contractors approved by Landlord after plans and specifications have been approved by Landlord. Tenant will not commit or allow any waste or damage to be committed on any portion of the Premises, and upon the termination of this Lease by lapse of time or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at date of possession, ordinary wear and tear excepted. Upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Premises. Notwithstanding the foregoing provisions of this Paragraph 10, any repairs to the Premises or the Building that are necessitated because of any damage caused by fire or other casualty shall be governed by the provisions of Paragraph 18 below. Landlord shall be responsible for maintenance to the exterior, structural and common areas of the Building.

      11. Alterations and Additions by Tenant; Security System; Rooftop
          -------------------------------------------------------------
Satellite Dish.
--------------

      (a) Tenant shall make no alterations in or additions to the Premises without the prior written consent of Landlord (which Landlord agrees it will not unreasonably withhold as long as Tenant describes the requested alterations or additions with reasonable specificity). If and upon Landlord's approval of same, all alterations and additions to the Premises will be performed by Tenant at Tenant's cost and expense. All alterations, additions, and improvements made to or fixtures or improvements placed in or upon the Premises by either party (except only moveable trade fixtures of Tenant) shall be deemed a part of the Building and the property of the Landlord at the time they are placed in or upon the Premises, and they shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, unless Landlord shall elect otherwise, whether such termination shall occur by the lapse of time or otherwise. In the event Landlord shall elect that certain alterations, additions and improvements made by Tenant in the Premises shall be removed by Tenant, Tenant shall remove them and Tenant shall restore the Premises to its original condition, at Tenant's own cost and expense, prior to the termination of the Lease Term.

      (b) The parties contemplate that Tenant will wish to install its own security system for the Premises (but not extending to any other portions of the Building other than the Premises). Tenant shall have the right to install its own security system for the Premises after obtaining the prior written consent of Landlord for the type of equipment and manner of installation; and in this regard Landlord agrees that its consent not to be unreasonably withheld or delayed.

      (c) Tenant shall have the nonexclusive right to install, operate, and maintain a single satellite dish and related equipment (the "Satellite Equipment") in an area on the roof designated by Landlord (the "Roof Space"), to use solely in connection with Tenant's business in the Premises. In conjunction with Tenant's right to use Roof Space, as provided in the immediately preceding sentence, Tenant shall also have the right to install and maintain associated wiring from the Premises to the Satellite Equipment on the Roof Space through parts of the Building not leased to Tenant. Tenant shall assure that its Satellite Equipment does not interfere with other equipment currently located on the roof of the Building. In addition, none of Tenant's installations or equipment may be visible at the ground level in the vicinity of the Building; however, Tenant may install visual barriers around the Satellite Equipment, consistent in appearance with a first-class office building, that are seen from the ground level in the vicinity of the Building. Tenant shall have access to the roof and Tenant's equipment relating to the Satellite Equipment at all times throughout the Lease Term; moreover, Tenant at its option and at its sole expense may install security fencing around its Satellite Equipment provided that Tenant receives Landlord's prior approval for the plans and specifications with respect thereto (not to be unreasonably withheld or delayed). Tenant's Satellite Equipment, and the associated wiring thereto, shall be installed in accordance with all applicable laws and regulations, as well as plans and specification approved by Landlord (which approval shall not be unreasonably withheld or delayed), by contractors selected and employed by Tenant. All work relating to the Satellite Equipment shall be coordinated with Landlord's roofing contractor so as not to adversely affect any warranties in respect of the roof . The maintenance and operation of Tenant's Satellite Equipment shall be accomplished at Tenant's expense by Tenant or contractors selected and employed by Tenant. Any Satellite Equipment installed on the roof by Tenant and any connecting wiring to the Premises shall remain Tenant's property notwithstanding attachment to the Building, may be removed by Tenant at any time, and shall be removed by Tenant at the conclusion of the Lease Term (i.e., with Tenant restoring any damage to the Roof Space, or elsewhere in or on the Building, which may have been caused by the installation or its removal).

      12. Entry for Repairs and Inspection. Landlord and its agents and
          --------------------------------
representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in any emergency, at any hour) to inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. During the period of 180 days prior to the expiration date of this Lease, Landlord and Landlord's agents may exhibit the Premises to prospective tenants at reasonable hours and upon prior notice to Tenant.

      13. Mechanic's Liens. Nothing contained in this Lease shall authorize
          ----------------
Tenant to do any act which shall in any way encumber the title of Landlord in and to the Premises or the Building or any part thereof; and if any mechanic's or materialman's lien is filed or claimed against the Premises or Building or any part thereof in connection with any work performed, materials furnished or obligation incurred by or at the request of Tenant, Tenant will promptly pay same or cause it to be released of record. If the lien is not released of record and default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be repaid to Landlord immediately on demand therefor.

      14. Tenant's Use. Tenant will be solely responsible for obtaining all
          ------------
necessary certificates (e.g., Certificate of Occupancy) and licenses necessary for Tenant's occupancy of the Premises and conducting its business therein. Tenant will not occupy or use any portion of the Premises for any purpose other than the Sole Permitted Use or for any purpose which is unlawful or which, in the good faith judgment of Landlord, is disreputable or which is hazardous due to risk of fire, explosion or other casualty. Tenant will not permit occupancy or use of the Premises by more than four (4) persons per 1,000 square feet of Rentable Space of the Premises; nor will Tenant permit anything to be done which will in any way (i) increase the rate of fire and casualty insurance on the Building or its contents, (ii) tend to lower the first-class character of the Building, (iii) create unreasonable elevator loads or otherwise interfere with standard building operations, or (iv) affect the structural integrity or design capabilities of the Building or any portion thereof (e.g., a floor being occupied by Tenant). In the event that, by reason of any act or conduct or business of Tenant, there shall be any increase in the rate of insurance on the Building or its contents created by Tenant's acts or conduct or business, then Tenant hereby agrees to pay Landlord the amount of such increase on demand. Tenant will conduct its business, and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with, annoy or disturb other tenants or Landlord in the management of the Building. Notwithstanding anything to the contrary which may be contained in this Paragraph 14 or in Exhibit E attached to this Lease, Landlord hereby agrees to Tenant's use of the following vendors for it use of the Premises: AT&T, UUNet, SWBell, Nortel Networks, VTEL, Lanstar, Inc., Discovery Cablings System, and Honeywell. In addition, Landlord further agrees that Tenant shall have the right to select its own vendors/contractors for audio-visual, information-technology and security improvements; provided, however, that Tenant must inform Landlord of which vendor(s)/contractor(s) Tenant has selected for such improvements.

      15. Laws and Regulations; Rules of the Building. (a) Tenant at its sole
          -------------------------------------------
expense will maintain the Premises in a clean and healthful condition and will comply with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the use, conditions or occupancy of the Premises. Without limiting the generality of the foregoing, Tenant shall comply strictly and in all respects with the requirements of all Hazardous Waste Laws and shall indemnify Landlord and hold Landlord harmless from and against any liability, costs or expenses that may arise on account of the release, discharge, storage, disposal, treatment, processing or other handling or discovery of any Hazardous Substance within the Premises, or the discharge, release, disposal, storage, treatment, processing or other handling of any Hazardous Substance by Tenant, its employees, agents, contractors, or invitees anywhere on the Land or within the Building, or being taken from the Land or Building off site. As used herein, "Hazardous Substance" means any substance, material or matter that may give rise to liability under any Hazardous Waste Laws, including (but not limited to) medical waste and petroleum products or petroleum wastes. "Hazardous Waste Laws" shall mean any local, state or federal laws, rules, ordinances, regulations, and policy and guidance statements by the Environmental Agencies, either in existence as of the date hereof, or enacted, promulgated or issued after the date of this Lease, that concern the management, control, discharge, treatment, containment or removal of substances or materials that are or may become a threat to public health or the environment.

      (b) Tenant and Tenant's agents, employees, and invitees will comply fully with all Rules and Regulations of the Building which are attached hereto as Exhibit E and made a part hereof as though fully set out herein. As more
---------
particularly provided therein, Landlord shall at all times have the right to change such rules and regulations or to amend them in such reasonable manner as may be deemed advisable for the safety, protection, care and cleanliness of the Building and appurtenances and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be complied with and observed by Tenant; provided, however, that no new rules or regulations shall deprive Tenant of any rights expressly granted to Tenant pursuant to this Lease.

      16. Indemnity, Liability and Loss or Damage. By moving into the Premises
          ---------------------------------------
or taking possession thereof, Tenant accepts the Premises as suitable for the purposes for which they are leased and accepts the Building and each and every appurtenance thereof, and waives any and all defects therein (with the exception of latent defects of which Tenant gives Landlord written notice within one year after the Commencement Date). Neither Landlord nor Property Manager shall be liable to Tenant or Tenant's agents, employees, guests, invitees or any person claiming by, through or under Tenant for any injury to person, loss of or damage to property, or for loss of or damage to Tenant's business, occasioned by or through the acts or omissions of Landlord and/or Property Manager, or by any cause whatsoever except Landlord's and/or Property Manager's negligence or such party's intentional act or omission (with the term "omission," for purposes of this Paragraph 16, not being deemed to include Landlord's or Property Manager's failure to prevent Tenant or Tenant's employees, agents, contractors or invitees, from performing a negligent or willful act). Unless arising from or out of Landlord's and/or Property Manager's negligence or such party's intentional act or omission, neither Landlord nor Property Manager shall be liable for, and Tenant shall indemnify both Landlord and Property Manager and save them harmless from, all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Premises or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any action or omission of Tenant, its agents, contractors, employees, invitees, or licensees. If either Landlord or Property Manager, or both, shall, without any negligence or any intentional act or omission on its or their part, be made a party to any action commenced by or against Tenant, Tenant shall protect and hold harmless from loss whichever of Landlord and/or Property Manager may be made a party and shall pay all costs, expenses, and reasonable attorney's fees to Landlord and/or Property Manager incurred in connection therewith.

      17. No Subrogation; Insurance. (a) Tenant hereby waives any cause of
          -------------------------
action it might have against Landlord and/or Property Manager on account of any loss or damage that is insured against under any insurance policy that covers the Premises, Tenant's fixtures, personal property, leasehold improvements or business and which names Tenant as an additional named insured. Landlord and/or Property Manager hereby waive any cause of action they might have against Tenant because of any loss or damage that is insured against under any insurance policy that covers the Building or any property of Landlord used in connection with the Building and which names Landlord and/or Property Manager as a party insured; provided, however, that Tenant shall remain liable to Landlord for the amount of the "deductible" applicable to Landlord's insurance coverage. This provision is cumulative of Paragraph 16.

      (b) Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring Tenant as Named Insured and Landlord and Property Manager as additional insureds against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 with respect to injuries to or death of any one person and in an amount of not less than $1,000,000.00 with respect to any one accident or disaster, and shall furnish evidence satisfactory to Landlord of the maintenance of such insurance. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 10 days prior to cancellation of such insurance. It is recommended that Tenant carry fire and extended coverage insurance on its personal property, as Landlord shall in no event be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant on or within the Premises.

      18. Fire and Casualty. (a) If the Premises are damaged by fire or other
          -----------------
casualty and if such damage is not susceptible of repair within 180 days (as estimated, as soon as reasonably practicable after the occurrence of such damage, by an architect of recognized good reputation selected by Landlord), then in such event this Lease, at the option of Landlord exercised by giving written notice thereof to Tenant within 30 days after receipt of a certificate of the architect so selected, shall terminate as of the date of such loss, and Tenant shall pay the rent hereunder apportioned to the time of such loss and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Premises to Landlord.

      (b) If the damage described above is susceptible of repair within 180 days, or if the damage is not susceptible of repair within 180 days but Landlord fails to exercise its option to terminate this Lease, Landlord shall enter and make the necessary repairs without affecting this Lease, but the rent hereunder shall be reduced or abated as shall be equitable, in the good faith judgment of Landlord, until such repairs are made, unless such damage has been so slight that Tenant's occupancy of the Premises is not materially interfered with, in which case the rent hereunder shall not be abated or reduced. Notwithstanding the foregoing, Landlord shall have the option to terminate this Lease and shall not be obligated to repair the Premises or the Building if the damage is not covered by insurance or if Landlord's mortgagee applies any portion of the insurance proceeds to the unpaid balance of its loan.

      (c) In the event the Building is so badly damaged or injured by fire or other casualty, even though the Premises may not be affected, that Landlord decides, within 90 days after such destruction, not to rebuild or repair the Building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall so notify Tenant in writing and this Lease shall terminate as of the date of Landlord's written notice to Tenant effecting its decision not to rebuild, and the Tenant shall pay rent hereunder apportioned to the date of such notice (subject to subparagraph (b) immediately above) and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Premises to Landlord.

      (d) Notwithstanding the foregoing provisions of this Paragraph 18, Tenant agrees that if the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of its agents, employees, or invitees, then there shall be no abatement of rent before or during the repair of such damage.

      19. Condemnation. If all of the Premises, or so much thereof as would
          ------------
materially interfere with Tenant's use of the remainder, shall be taken or condemned for any public use or purpose by right of eminent domain, with or without litigation, or be transferred by agreement in connection with or in lieu of or under threat of condemnation, then the term of this Lease and the leasehold estate created hereby shall terminate as of the date title shall vest in the condemnor or transferee. If only a portion of the Building, but not the Premises, is taken or condemned or transferred as aforesaid, Landlord shall have the option to terminate this Lease effective as of the date title shall vest in the condemnor or transferee. Landlord shall receive the entire award from any taking or condemnation (or the entire compensation paid because of any transfer by agreement), and Tenant shall have no claim thereto.

      20. [Intentionally Deleted].

      21. Assignment and Subletting. (a) In the event that Tenant desires to
          -------------------------
assign or mortgage this Lease or sublet all or any part of the Premises (with the term "sublet" being deemed, for purposes of this Paragraph 21, to include Tenant's grant of a license, concession or other right of occupancy of any portion of the Premises), Tenant shall notify Landlord in writing (a "Proposal Notice") and shall state in the Proposal Notice the name of the proposed assignee, mortgagee or sublessee and the terms of the proposed assignment, mortgage or sublease. In the Proposal Notice Tenant shall also provide financial information and state the nature and character of the business of the proposed assignee, mortgage or sublessee. Notwithstanding such Proposal Notice to Landlord, Tenant shall not assign or mortgage this Lease or any right hereunder or interest herein, except as permitted in subsection (d) below; and subject to subsection (d) below, Tenant shall not sublet the Premises in whole or in part or grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord which, subject to subsection (b) below, shall not be unreasonably withheld, delayed or conditioned. Any such assignment, mortgage or subletting without Landlord's consent shall be void and shall, at the sole option of the Landlord, be deemed a breach of this Lease; provided, however, that if Tenant submits a written request to Landlord which includes reasonably sufficient information relating to the identity of the proposed assignee or subtenant and the terms of the proposed transaction (e.g., whether an assignment or sublease, the location and amount of space to be involved, the anticipated use of the proposed assignee or subtenant) and if Landlord fails to respond to Tenant in writing, denying Tenant's request, within ten (10) business days after having received such written request, then Landlord shall be deemed to have consented to Tenant's written request. Notwithstanding any assignment, mortgage or subletting consented to by Landlord, Tenant and each assignee shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other covenants and obligations under this Lease. No consent to any assignment or mortgage of this Lease or any subletting of the Premises shall constitute a waiver of the provisions of this paragraph except as to the specific instance covered thereby. Unless Landlord's denial of consent either is attributable primarily to a malicious intent to injure Tenant or is clearly unreasonable (i.e., as opposed to a good-faith difference of opinion between Landlord and Tenant), Landlord shall not be liable to Tenant for wrongfully denying its consent to an assignment or subletting under this Lease and Tenant's sole remedy on account thereof shall be to enforce specific performance of Landlord's obligation to consent; moreover, in no event shall Tenant assert any damage claim for consequential damages relating to lost profits (as opposed to rent forgiveness).

      (b) Landlord and Tenant hereby agree that the granting of consent by Landlord (i.e., if such consent is granted) shall, at a minimum, be preconditioned upon the fulfillment of the following requirements of Landlord, as well as any other reasonable requirements of Landlord:

            (1) Landlord shall be entitled to review Tenant's Proposal Notice for at least ten (10) business days after receiving same from Tenant;

            (2) Tenant shall remain primarily liable under this Lease and shall confirm such continuing liability in the assignment documentation;

            (3) Any proposed assignee shall assume, in a written instrument reasonably acceptable to Landlord, all of the obligations of Tenant hereunder;

            (4) No use shall be employed in connection with the Premises other than the Permitted Use set forth in this Lease;

            (5) The Premises shall remain intact and shall not be altered in any manner whatsoever unless Tenant and the prospective assignee or sublessee shall pay the entire cost thereof, and Landlord's prior written approval is obtained pursuant to Paragraph 10 above;

            (6) Any proposed subtenant or assignee must be consistent with a first-class office building, and the tangible net worth of any proposed assignee (but not necessarily any proposed subtenant) must be reasonably sufficient for the obligations under this Lease;

            (7) Any use of the Premises permitted hereunder by the proposed sublessee/assignee must not (i) violate or create any potential violation of any laws, nor (ii) violate Paragraph 14 or any other provisions of this Lease, nor (iii) violate any other agreements affecting the Premises, the Building or Landlord;

            (8) The use of the proposed subtenant/assignee will not in Landlord's reasonable judgment create traffic congestion or an unreasonable burden on existing parking, elevators or other Building Systems;

            (9) No assignment or sublease shall be to a person or entity with whom Landlord is then actively negotiating or has actively negotiated with within the previous six (6) months;

            (10) No assignment or sublease shall be to a person or entity who is then a tenant in the Building, except to the extent that Landlord cannot provide such tenant the amount of space which such tenant needs; and

            (11) Tenant shall pay any and all reasonable attorney's fees or other costs associated with Landlord's review and approval of a prospective assignee or sublessee, not to exceed $1,000.00.

      (c) In the event of a sublease approved by Landlord where the monthly rental per square foot of space subleased which is payable by any sublessee to Tenant (including any bonuses or any other consideration paid directly or indirectly by the sublessee to Tenant) exceeds the monthly rental per square foot for the same space payable for the same month by Tenant to Landlord, then after Tenant is reimbursed for any finish-out costs, brokerage commissions and other leasing costs incurred by Tenant as a result of such sublease, Tenant shall be obligated to pay one-half of such excess to Landlord as additional rent hereunder within twenty (20) days after it is received by Tenant from the sublessee. In the event of an assignment approved by Landlord where Tenant receives any consideration from an assignee other than the assumption by the assignee of Tenant's obligations hereunder, then after Tenant is reimbursed for any finish-out costs, brokerage commissions and other leasing costs incurred by Tenant as a result of such assignment, Tenant shall be obligated to pay one-half of such consideration to Landlord as additional rent hereunder within twenty
(20) days after the date it is received by Tenant.

      (d) Notwithstanding anything contained above in this Paragraph 21, Tenant shall have the right, without Landlord's having either approval rights pursuant to this Paragraph 21 (but with Tenant still being obligated to notify Landlord), to assign this Lease, sublet or otherwise grant occupancy permission to all or a portion of the Premises to (i) any Affiliate (as hereinafter defined) of Tenant,
(ii) any successor to Tenant through merger or consolidation or the acquisition of substantially all the assets or stock of Tenant, or (iii) any Affiliate of any of the entities described in the preceding clause

(ii). The term "Affiliate" means any person or entity that owns, is owned by or is under common control with, the person or entity in question.

      22. Holding Over. Should Tenant continue to hold the Premises after this
          ------------
Lease terminates, whether by lapse of time or otherwise, such holding over shall, unless otherwise agreed to by Landlord in writing, constitute and be construed as a tenancy at will at a daily rental equal to one-thirtieth (1/30) of an amount equal to 150% of the amount of the monthly rental payable during the last month prior to the termination of this Lease, and upon and subject to all of the other terms and provisions set forth herein except any right to renew this Lease. This provision shall not be construed, however, as permission by Landlord for Tenant to hold over.

      23. Abandoned Property. All personal property of Tenant remaining in the
          ------------------
Premises after the expiration of the Lease Term or after the abandonment of the Premises by Tenant may be treated by Landlord as having been abandoned by Tenant, and Landlord shall have the right to remove such personal property from the Premises without any obligation to deliver such personal property to Tenant and without any liability to Tenant whatsoever, it being agreed that Tenant shall have no right to reclaim such property. Landlord shall have no duty to notify Tenant that Landlord may dispose of Tenant's property. Tenant shall be presumed conclusively to have abandoned the Premises if the amount of Tenant's property removed or being removed by Tenant from the Premises is substantial enough to indicate a probable intent to abandon the Premises, and such removal is not within the normal course of Tenant's business, or if Tenant removes or is removing any material amount of Tenant's personal property from the Premises at a time when Tenant is in default in the payment of rental due hereunder and such removal is not within the normal course of Tenant's business. Nothing contained in this paragraph shall prejudice or impair Landlord's rights as a lienholder and secured party under Paragraph 28 hereof, and the rights granted to Landlord under this paragraph shall be cumulative of its rights as a lienholder and secured party.

      24. Taxes. (a) Tenant shall be liable for all taxes levied or assessed
          -----
against all personal property, furniture and fixtures placed by Tenant, or on Tenant's behalf, in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

      (b) Tenant agrees that, as between Tenant and Landlord, Landlord has the sole and absolute right to contest taxes levied against the Premises and the Building (other than taxes levied directly against Tenant's personal property within the Premises). Accordingly, Tenant, to the maximum extent permitted by law, irrevocably waives any and all rights that Tenant may have to receive from Landlord a copy of notices received by Landlord regarding the appraisal or reappraisal, for tax purposes, of all or any portion of the Premises or the Building (including, without limitation, any rights set forth in ss.41.413 of the Texas Property Tax Code, as such section may be amended and/or supplemented from time to time). Additionally, Tenant, to the maximum extent permitted by law, hereby assigns to Landlord any and all rights of Tenant to protest or appeal any governmental appraisal or reappraisal of the value of all or any portion of the Premises or the Building (including, without limitation, any rights set forth in ss.41.413 and ss.42.015 of the Texas Property Tax Code, as such sections may be amended and/or supplemented from time to time). To the maximum extent permitted by law, Tenant agrees that it will not protest or appeal any such appraisal or reappraisal before a governmental taxing authority without the express written authorization of Landlord.

      25. Transfer of Landlord's Rights. In the event Landlord transfers its
          -----------------------------
interest in the Building, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of the Landlord for the performance of such obligations.

      26. Default. (a) The following events shall be deemed to be events of
          -------
default by Tenant under this Lease: (i) Tenant shall fail to pay any rental or other sums payable by Tenant hereunder as and when such rental or other sums become due and payable and any such failure shall continue for a period of ten
(10) days after written notice from Landlord to Tenant (provided, however, that if in any calendar year Landlord has given at least two written notices of rental defaults to Tenant, then for the remainder of that particular calendar year the grace period shall be reduced to five days and there shall be no requirement of written notice from Landlord to Tenant); (ii) Tenant shall fail to comply with any other provision, condition or covenant of this Lease and any such failure shall continue for a period of twenty (20) days after Landlord gives written notice thereof to Tenant (or such additional time, up to an additional 30 days, as may be reasonably necessary to so comply, as long as Tenant is working diligently to cure such failure); (iii) Tenant shall abandon, vacate or fail to physically occupy any substantial portion of the Premises;
(iv) any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations under this Lease pursuant to any section or chapter of the present federal Bankruptcy Act or under any future federal Bankruptcy Act or under any similar law or statute of the United States or any state thereof, or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present federal bankruptcy act or under any future federal bankruptcy act or under any similar law or statute of the United States or any state thereof;
(v) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent or make a transfer in fraud of creditors; (vi) Tenant or any guarantor of this Lease shall make an assignment for the benefit of creditors; or (vii) a receiver or trustee shall be appointed for Tenant or any of the assets of Tenant.

      (b) Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any further notice or demand, in addition to and not in limitation of any other remedy permitted by law or by this Lease:

      (1) Landlord may enforce, by all legal suits and other means, its rights hereunder, including the collection of Base Rental and any other sums payable by Tenant hereunder, without reentering or resuming possession of Premises and without terminating this Lease.

      (2) Landlord may do whatever Tenant is obligated to do by the provisions of this Lease; and to the extent that Landlord deems it necessary or otherwise appropriate for Landlord to enter the Premises, Landlord may enter the Premises, by force if necessary (but only if and to the extent permitted by law), in order to accomplish this purpose. Tenant hereby waives any and all claims for damages caused by Landlord's actions pursuant to this subparagraph (b)(2), and Tenant also agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant.

      (3) If (but only if) Tenant is in arrears in its rentals by more than one month, Landlord may enter upon and take possession of the Premises without terminating this Lease and expel or remove Tenant and its effects therefrom without being liable to prosecution of any claims for damages therefor, and Landlord may relet the Premises for the account of Tenant. Tenant shall pay to Landlord all arrearages of Base Rental and other sums due and owing by Tenant to Landlord, and Tenant shall also pay to Landlord during each month of the unexpired Lease Term the installments of Base Rental and other sums due hereunder, less such part, if any, that Landlord shall have been able to collect from a new tenant upon reletting. In this regard the parties further agree that although Landlord shall use its reasonable efforts to relet the Premises after Tenant has vacated the Premises, Landlord shall have no obligation to agree to any lease terms which it deems to be unacceptable, nor shall Landlord be obligated (i) to travel outside a radius of thirty (30) miles from its principal office in order to meet with a prospective tenant, (ii) to accept a prospective tenant for the Premises (or any portion thereof) which is an existing or prospective tenant elsewhere in the Building, or
            (iii) to expend monies for finish-out requested by a prospective tenant unless Landlord, in its sole and absolute discretion, approves both the lease terms and the credit of such prospective tenant. Tenant further agrees that in the event of any reletting, Tenant shall pay to Landlord on demand all Reimbursable Costs prescribed in the final portion of this Paragraph 26. In the event Landlord exercises the rights and remedies afforded to it under this Paragraph 26(b)(3) and then subsequently elects to terminate this Lease, Tenant shall be liable to Landlord for damages as set forth in the final two sentences of Paragraph 26(b)(5) below and Landlord shall have the right at any time to demand final settlement as provided therein.

      (4) If (but only if) Tenant is in arrears in its rentals by more than one month, Landlord may enter upon the Premises by use of a duplicate key, a master key, an electronic pass card, a locksmith's entry procedures or any other means not involving personal confrontation, and change, alter or modify the door locks on all entry doors of the Premises, thereby excluding Tenant and its agents, employees, representatives and invitees, from the Premises. In such event Landlord shall not be obligated to place any written notice on the Premises explaining Landlord's action; moreover, Landlord shall not be required to provide the new key (if any) to Tenant until and unless all rental defaults of Tenant have been fully cured.

      (5) If (but only if) Tenant is in arrears in its rentals by more than one month, Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant shall fail to do so, Landlord may without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor; and upon any such termination, Tenant agrees that in addition to its liability for the payment of arrearages of Base Rental and other sums due and owing by Tenant to Landlord under this Lease upon such termination, Tenant shall be liable to Landlord for damages. Tenant shall pay to Landlord as damages on the same days as Base Rental and other payments are expressed to be due under the provisions of this Lease, the total amount of such Base Rental and other payments, less such part, if any, of such payments that Landlord shall have been able to collect from a new tenant upon reletting. In this regard the parties further agree that although Landlord shall use its reasonable effort to relet the Premises after Tenant has vacated the Premises, Landlord shall have no obligation to agree to any lease terms which it reasonably deems to be unacceptable, nor shall Landlord be obligated (i) to travel outside a radius of thirty (30) miles from its principal office in order to meet with a prospective tenant, (ii) to accept a prospective tenant for the Premises (or any portion thereof) which is an existing or prospective tenant elsewhere in the Building, or (iii) to expend monies for finish-out requested by a prospective tenant unless Landlord, in its sole and absolute discretion, approves both the lease terms and the credit of such prospective tenant. Tenant further agrees that in the event of any reletting, Tenant shall pay to Landlord on demand all Reimbursable Costs prescribed in the final portion of this Paragraph 26. Landlord shall have the right at any time to demand final settlement. Upon demand for a final settlement, Landlord shall have the right to receive, and Tenant hereby agrees to pay, as damages for Tenant's breach and in addition to the Reimbursable Costs prescribed in the final section of this Paragraph 26, the difference between the total rental provided for in this Lease for the remainder of the Lease Term and the reasonable rental value of the Premises for such period, such difference to be discounted to present value at a rate equal to the rate of interest allowed by law (at the time the demand for final settlement is made) when the parties to a contract have not agreed on any particular rate of interest (or, in the absence of such law, at the rate of 6% per annum).

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity. Any entry by Landlord upon the Premises may be by use of a master or duplicate key or electronic pass card or any locksmith's entry procedure or other peaceable means. Any reletting by Landlord shall be without notice to Tenant, and if Landlord has not terminated this Lease, the reletting may be in the name of Tenant or Landlord, as Landlord shall elect. Any reletting shall be for such term or terms (which may be greater or less than the period which constitutes the balance of the Lease Term) and on such terms and conditions (which may include free rent, rental concessions or tenant inducements of any nature) as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. In the event of any reletting, Tenant shall pay to Landlord on demand the cost of renovating, repairing and altering the Premises for a new tenant or tenants, and the cost of advertisements, brokerage fees, reasonable attorney's fees and other costs and expenses incurred by Landlord in connection with such reletting (the "Reimbursable Costs"). In the event any rentals actually collected by Landlord upon any such reletting for any calendar month are in excess of the amount of rental payable by Tenant under this Lease for the same calendar month, the amount of such excess shall belong solely to Landlord, and Tenant shall have no right with respect thereto (except, however, same shall be applied to Tenant's deficiency, if any). In the event it is necessary for Landlord to institute suit against Tenant in order to collect the rental or any other sum due hereunder or any deficiency between the rental and any other sum provided for by this Lease for a calendar month and the rental and any other sum actually collected by Landlord for such calendar month, Landlord shall have the right to allow such deficiency to accumulate and to bring an action upon several or all of such rental deficiencies at one time. Any suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent rental deficiency or deficiencies.

      27. Security Deposit. The Security Deposit shall be held by Landlord in a
          ----------------
separate account, i.e., an account expressly identified as being Tenant's Security Deposit and without Landlord's using any monies in the account for purposes other than refunding the Security Deposit or applying all or a portion of the Security Deposit to cure Tenant's defaults. The account will be maintained in a financial institution selected by Landlord; and provided that Tenant complies with the reasonable requests of the financial institution (such as supplying Tenant's taxpayer identification number and executing forms required by the financial institution), all interest accruing on the account shall be paid annually to Tenant. It is expressly understood and agreed that the Security Deposit is intended solely as security for the performance by Tenant of Tenant's covenants and obligations under this Lease and it shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant upon the occurrence of any event of default by Tenant or upon termination of this Lease. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the conclusion of the 81st month of the Lease Term, then Landlord shall immediately return to Tenant one-sixth of the Security Deposit, thereby retaining in Landlord's account five-sixths of the Security Deposit which Landlord held through the first 81 months of the Lease Term. If Tenant is not in default at the conclusion of the 82nd month of the Lease Term, then Landlord shall immediately return to Tenant another one-sixth of the Security Deposit, thereby retaining in Landlord's account two-thirds of the Security Deposit which Landlord held through the first 81 months of the Lease Term. If Tenant is not in default at the conclusion of the 83rd month of the Lease Term, then Landlord shall immediately return to Tenant another one-sixth of the Security Deposit, thereby retaining in Landlord's account one-half of the Security Deposit which Landlord held through the first 81 months of the Lease Term. If Tenant is not in default at the conclusion of the 84th month of the Lease Term, then Landlord shall immediately return to Tenant another one-sixth of the Security Deposit, thereby retaining in Landlord's account one-third of the Security Deposit which Landlord held through the first 81 months of the Lease Term. If Tenant is not in default at the conclusion of the 85th month of the Lease Term, then Landlord shall immediately return to Tenant another one-sixth of the Security Deposit, thereby retaining in Landlord's account one-sixth of the Security Deposit which Landlord held through the first 81 months of the Lease Term. Upon the termination of this Lease, the balance of the Security Deposit shall be returned by Landlord to Tenant, except to the extent applied by Landlord to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. If Intervest-Parkway, Ltd. or any subsequent Landlord transfers its interest in the Premises during the term of this Lease, the assigning Landlord shall assign the Security Deposit to the transferee; and upon such assignment and the assignee's assumption of the Landlord's obligations under this Lease, the assigning Landlord shall not have any further liability for the return of such Security Deposit.

      28. Landlord's Lien and Security Interest. Landlord shall have a
          -------------------------------------
Landlord's statutory lien, and in addition thereto Landlord shall have, and Tenant hereby grants unto Landlord, a security interest in all of the goods, wares, furniture, fixtures, office equipment, supplies and other property of Tenant now or hereafter placed in, upon, or about the Premises and all proceeds thereof, as security for all of the obligations of Tenant under this Lease, provided that Tenant shall have the right to make sales of its goods, wares and merchandise to its customers in the normal and regular course of its business conducted in the Premises free and clear of the aforesaid lien and security interest. Tenant shall not remove any of said personal property from the Premises until all of Tenant's obligations under this Lease have been satisfied in full. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession by peaceable means of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made; and at any such sale the Landlord or its assigns may purchase unless otherwise prohibited by law. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Paragraph 28. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Texas Uniform Commercial Code. Upon request by Landlord, Tenant shall provide the name and address of any entity that has, or claims to have, an interest in any property located on the Premises and a description of such property. Failure to provide such list shall result in a presumption that all property located in the Premises belongs to Tenant free from all claims. Without intending to exclude any other manner of giving Tenant any required notice, any requirement of reasonable notice to Tenant of Landlord's intention to dispose of any collateral pursuant to the enforcement of said security interest shall be met if such notice is given in the manner prescribed in Paragraph 37 of this Lease at least five days before the time of any such disposition. Landlord shall have all of the rights and remedies of a secured party under law.

      29. Remedies. No act or thing done by Landlord or its agents during the
          --------
term hereof shall be deemed an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or reentry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The failure of Landlord to enforce the rules described in Paragraph 15 against Tenant or any other tenant in the Building shall not be deemed a waiver of any such rules. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and is signed by Landlord. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. If Landlord brings any action under this Lease, or consults or places this Lease or any amount payable by Tenant hereunder with an attorney for the enforcement of any of Landlord's rights hereunder, then Tenant agrees to pay to Landlord the reasonable attorney's fees and other costs and expenses incurred by Landlord in connection therewith.

      30. Joint and Several Liability. If there are two or more parties
          ---------------------------
comprising Tenant, the obligations imposed upon Tenant pursuant to this Lease shall be joint and several. If there is a guarantor of Tenant's obligations under this Lease, the obligations of Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor; nor shall any such guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, or the release of any party liable for the payment of Tenant's obligations hereunder.

      31. Constructive Eviction. Tenant shall not be entitled to claim a
          ---------------------
constructive eviction from the Premises unless Tenant shall have first notified Landlord in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of said notice.

      32. Building Name. Landlord reserves the right at any time to change the
          -------------
name by which the Building is designated, and Landlord shall have no obligation or liability whatsoever for costs or expenses incurred by Tenant as a result of such name change of the Building.

      33. Subordination. (a) This Lease and all rights of Tenant hereunder are
          -------------
subject and subordinate to any deeds of trust, mortgages or other instruments of security which do now or may hereafter cover the Building and the Land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages or instruments of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all commercially reasonable instruments and certificates that, in the reasonable judgment of Landlord, may be necessary or proper to confirm or evidence such subordination provided that such instruments and certificates do not diminish, remove or adversely affect any of Tenant's rights under this Lease or increase any of Tenant's obligations, monetary or otherwise, under this Lease. However, notwithstanding the generality of the foregoing provisions of this Paragraph 33, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such deeds of trust, mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant further covenants and agrees upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the Building pursuant to any such deeds of trust, mortgages or other instruments of security or voluntary sale, to attorn to such purchaser upon any such sale and to recognize and attorn to such purchaser as Landlord under this Lease. The agreement of Tenant to attorn upon demand of Landlord's mortgagee contained in the immediately preceding sentence shall survive any such foreclosure sale or trustee's sale. Tenant hereby agrees to execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, provided that such instruments and certificates are commercially reasonable and do not diminish, remove or adversely affect any of Tenant's rights under this Lease or increase any of Tenant's obligations, monetary or otherwise, under this Lease.

      (b) Notwithstanding subparagraph 33(a) above, Landlord agrees that as a condition precedent to the effectiveness of any such subordination and prior to or contemporaneously with Tenant's being obligated to execute any instrument or certificate of subordination or attornment, the holder of any mortgage, ground lease or other security instrument to which this Lease is to be subordinated, shall execute a written non-disturbance agreement in a form reasonably acceptable to Tenant and comparable to the form normally used by such holder for non-disturbance agreements.

      34. Lease Certificates; Financial Statements. Tenant agrees to furnish
          ----------------------------------------
from time to time, within ten (10) days after requested by Landlord, a certificate signed by Tenant and addressed to Landlord -- or at Landlord's direction to any potential successor to Landlord or any existing or potential holder of a deed of trust or mortgage covering the Land and Building or any interest of Landlord therein -- confirming the following (to the extent true, and stating specific exceptions, if applicable): that this Lease is then presently in full force and effect and specifying any modifications; that the term of this Lease has commenced and the full rental is then accruing hereunder; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due hereunder; and that to the knowledge of Tenant, Landlord is not then in default under this Lease. The certificate shall, if requested by Landlord or if Tenant so chooses (i.e., regardless of whether or not requested by Landlord) make reference to the Security Deposit prescribed in this Lease. Tenant shall not be required in the certificate to amend the terms and provisions of this Lease; however, the certificate shall also contain an acknowledgment by Tenant of receipt of notice of the assignment of this Lease to such holder and the agreement by Tenant with such holder that from and after the date of such certificate, Tenant will not pay any rent under this Lease more than 30 days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until the same period of time (if any) as Landlord is provided in this Lease shall have elapsed following the giving of such notice, during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission. Notwithstanding the immediately preceding sentence to the contrary, if Tenant's certificate is executed before the assignment of Landlord's interest in the Lease to such holder, then the agreement of Tenant described in such sentence will be of no effect under such certificate unless Tenant is furnished with a copy of the assignment to such holder within ninety (90) days after the date of such certificate. Tenant shall also furnish to Landlord when requested by Landlord, but no more often than one time per calendar year, a statement of the financial condition of Tenant prepared by an independent Certified Public Accountant and in form reasonably satisfactory to Landlord.

      35. Limitation of Landlord Liability. The liability of Landlord to Tenant
          --------------------------------
for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord. Notwithstanding anything to the contrary contained in this Lease, in the event Landlord sells, assigns, transfers or conveys its interest in the Land, Landlord shall have no liability for any acts or omissions that occur after the date of said sale, assignment, transfer or conveyance.

      36. Consents. In all circumstances under this Lease where the prior
          --------
consent of one party (the "consenting party"), whether it be Landlord or Tenant, is required before the other party (the "requesting party") is authorized to take any particular type of action, such consent shall not be withheld in a wholly unreasonable and arbitrary manner; however, the requesting party agrees that its exclusive remedy if it believes that consent has been withheld improperly (including, but not limited to, consent required from Landlord pursuant to Paragraph 11 or Paragraph 21 of this Lease) shall be to institute litigation either for a declaratory judgment or for a mandatory injunction requiring that such consent be given (with the requesting party hereby waiving any claim for damages, attorneys fees or any other remedy unless the consenting party refuses to comply with a court order or judgment requiring it to grant its consent).

      37. Notices. Any notice required or permitted to be given hereunder by one
          -------
party to the other shall be deemed to be given when deposited in the United States mail (or, with regard to notices being given from an office in Canada, Canadian mail), certified or registered mail, return receipt requested, with sufficient postage prepaid, or hand delivered, addressed to the respective party to whom notice is intended to be given at the address of such party set forth below its name where it has executed this Lease. Either party hereto may at any time by giving written notice to the other party in the aforesaid manner designate any other address in substitution of the foregoing address to which any such notice shall be given.

      38. Brokerage. Landlord and Tenant warrant to each other that they have
          ---------
not had any dealings with any broker or agent in connection with the negotiation or execution of this Lease except for the Leasing Agents listed in Paragraph 1(j); and each party agrees to indemnify the other party and hold the other party harmless from and against any and all costs, expenses or liability for commissions or other compensation or charges claimed by any other broker or agent, through commitments of the indemnifying party with respect to this Lease. Landlord agrees that it shall be solely responsible to pay any fees or commissions that are due the Leasing Agents as a consequence of this Lease, pursuant to separate agreements between Landlord and each of the Agents; and in this regard, Landlord confirms that the brokerage agreement attached as Exhibit F to this Lease (i) is a true and correct copy of the brokerage agreement between Landlord and Cawley International, i.e., representing Tenant in this transaction, and (ii) is incorporated into this Lease and made a part hereof.

      39. Force Majeure. Whenever a period of time is herein prescribed for
          -------------
action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any reasonable delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party; provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease, including Tenant's obligation to pay Base Rentals and all other amounts payable to Landlord hereunder.

      40. No Third Party Beneficiary. This Lease is for the sole benefit of
          --------------------------
Landlord, its successors and assigns, and Tenant, its permitted successors and assigns, and it is not for the benefit of any third party.

      41. Severability. If any clause or provision of this Lease is illegal,
          ------------
invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

      42. Binding Effect. The provisions of this Lease shall be binding upon and
          ---------------
inure to the benefit of Landlord and Tenant, respectively, and to their respective heirs, personal representatives, successors and assigns, subject to the provisions of Paragraph 21, Paragraph 25, Paragraph 35 and Paragraph 46 hereof.

      43. Applicable Law; Consent to Jurisdiction. This Lease shall be governed
          ---------------------------------------
by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas. Tenant hereby irrevocably agrees that any legal action or proceeding against it with respect to this Lease may be maintained in the courts of county where rent is payable under this Lease, or at Landlord's option in the U.S. District Court for the Northern District of Texas; and Tenant hereby consents to the jurisdiction and venue of such courts.

      44. Entire Agreement; No Warranties. This Lease contains the entire
          -------------------------------
agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, understandings, promises, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. It is expressly agreed by Tenant, as a material consideration for the execution of this Lease, that there have been no agreements pertaining to the Premises, the Building or this Lease not incorporated in writing herein and that this Lease shall not be altered, waived, amended or extended, except by a written agreement signed by the parties hereto, unless otherwise expressly provided herein. Landlord's duties and warranties are limited to those set forth in this Lease, and shall not include any implied duties or warranties, all of which are hereby disclaimed by Landlord and waived by Tenant. In particular, Landlord disclaims, and Tenant waives, any warranty that the Premises are suitable or fit for any particular purpose or use.

      45. NO IMPLIED REPRESENTATIONS. LANDLORD AND TENANT HEREBY ACKNOWLEDGE
          --------------------------
THAT THEY ARE NOT RELYING UPON ANY BROCHURE, RENDERING, INFORMATION, REPRESENTATION, PROMISE OR UNDERSTANDING OF THE OTHER, OR OF ANY LEASING AGENT, EXCEPT AS MAY BE EXPRESSLY SET FORTH IN THIS LEASE.

      46. Effective Date; Counterparts; Telecopy Transmission. The submission by
          ---------------------------------------------------
Landlord of this instrument to Tenant for examination, negotiation or signature does not constitute an option for, or a representation by Landlord regarding, a prospective lease. This Lease shall be effective if and when (and only if and when) it has been executed by both Landlord and Tenant, it being agreed in this regard that execution may be by means of counterpart signatures on like copies of this Lease and that the telecopy transmission by a party of a copy of this Lease signed by such party shall be effective to bind such party to the terms of this Lease and, accordingly, shall be effective as the delivery by such party to the other party of a signed copy of this Lease. When such condition has been satisfied, the effective date of this Lease shall be the latest date accompanying a signature by Landlord and Tenant below; and if either or both signatures fail to be accompanied by a date, then the date of such signature(s) shall be established by the best alternative evidence. If for any reason whatsoever this Lease has not been fully executed within fifteen (15) business days after the signature of the first party to sign, then this Lease shall be null and void and of no force or effect.

                          [signatures on the next page]

                                   LANDLORD:
                                   --------

                                   INTERVEST-PARKWAY, LTD.,
                                   a Texas limited partnership

                                   By: Intervest Equity Group, L.L.C., a Texas
                                       limited liability company, its sole
                                       General Partner

                                       By: /s/ John A. Raphael
                                          --------------------------------------
                                               Manager

                                   Address: 4131 Centurion Way
                                            Addison, Texas  75001-4379

                                   Date of Signature: November 15, 2001

                                   TENANT:
                                   ------

                                   ENTRUST, INC.,
                                   a Maryland corporation

                                   By: /s/ David L. Thompson
                                      ------------------------------------------
                                   Name: David L Thompson
                                        ----------------------------------------
                                   Title: Chief Financial Officer
                                        ----------------------------------------

                                   Address (Before Commencement Date):
                                            4975 Preston Park Blvd, Suite 400
                                            ------------------------------------
                                            Plano, Texas 75093
                                            ------------------------------------

                                   Address (After Commencement Date):

                                           16633 North Dallas Parkway, Suite 800
                                           Addison, Texas  75001

                                   Date of Signature: November 16, 2001

                          EXHIBIT A TO LEASE AGREEMENT
                          ----------------------------

                                    The Land

A 5.692-acre tract of land situated in the William Lomax Survey, Abstract No. 792, Town of Addison, Dallas County, Texas; said tract being a portion of the
17.09 acre tract of land described in deed to Intervest-Parkway Ltd., a Texas Limited Partnership, recorded in Volume 96251, Page 5754 of the Deed Records of Dallas County, Texas; said tract also being Lot 2, Block 1 of the Hanover Park Addition, an addition to the Town of Addison as recorded in Volume 98096, Page 120, Deed Records, Dallas County, Texas; said 5.692 acre tract being more particularly described as follows:

COMMENCING, at the 5/8-inch iron rod found, said point being in the southwest line of the Dallas North Parkway (a 200 feet wide right-of-way), and the northwest corner of Bent Tree Towers, an addition to the Town of Addison, Texas, according to the plat recorded in Volume 78188, Page 2026 of the Deed Records of Dallas County, Texas;

THENCE, South 42 degrees, 00 minutes, 34 seconds West, along the northwest line of said Bent Tree Towers Addition, a distance of 10.00 feet to a 1/2-inch iron rod with "Pacheco Koch" cap found for corner at the POINT OF BEGINNING; said point being the east corner of said lot 2;

THENCE, South 42 degrees, 00 minutes, 34 seconds West, along the northwest line of said Bent Tree Towers Addition, a distance of 622.45 feet to a 1/2-inch rod with "Pacheco Koch" cap found; said point being in a northeast line of Westgrove Drive (a 64 foot wide right-of-way); said point being the beginning of a non-tangent curve in the left whose center bears South 22 degrees, 55 minutes, 29 seconds West, a distance of 809.00 feet from said point;

THENCE, northwesterly, along said northeast right-of-way line and said curve to the left, through a central angle of 15 degrees, 22 minutes, 35 seconds, an arc distance of 217.11 feet, a chord bearing of North 74 degrees, 45 minutes, 48 seconds West, a chord distance of 216.48 feet to an 1/2-inch rod with "Pacheco Koch" cap found; said point being in the southeast line of Lot 1, Block 1, Bent Tree Oaks Addition, an addition to the Town of Addison, Texas according to the plat recorded in Volume 78004, Page 007 of the Deed Records of Dallas County, Texas;

THENCE, North 07 degrees, 34 minutes, 37 seconds East, departing said northeast right-of-way line of Westgrove Drive an along the southeast line of said Lot 1, a distance of 460.85 feet to a 5/8-inch iron rod found at the most southerly east corner of said Lot 1;

THENCE, South 48 degrees, 01 minutes, 15 seconds East, a distance of 17.60 feet to a 1/2-inch rod with "Pacheco Koch" cap found for corner;

THENCE, South 82 degrees, 25 minutes, 23 seconds East, a distance of 47.57 feet to an 1/2-inch iron rod with "Pacheco Koch" cap found for corner;

THENCE, North 42 degrees, 00 minutes, 34 seconds East, a distance of 312.94 feet to a 1/2-inch rod with "Pacheco Koch" cap found for corner, said point being in the said southwest right-of-way line of Dallas North Parkway;

THENCE, South 47 degrees, 59 minutes, 26 seconds East, with said northwest right-of-way line, a distance of 397 feet to the POINT OF BEGINNING;

CONTAINING, 247,960 square feet or 5.692 acres of land, more or less.

                          EXHIBIT B TO LEASE AGREEMENT
                          ----------------------------

                          [Floor Plan of the Premises]

                          EXHIBIT C TO LEASE AGREEMENT
                          ----------------------------

                               Parking Privileges

1.    Parking Spaces. At all times during the Lease Term, and conditioned upon
      --------------
      the Lease being in full force and effect and there being no uncured default under this Lease as defined in Paragraph 26 of this Lease, Landlord hereby agrees to make available to Tenant 100 parking permits, of which 70 parking permits shall be allocated to the garage associated with the Building and 30 shall be allocated to the surface of the Land (i.e., outside the garage). None of the permits will be for reserved spaces.

2.    Parking Rental. During the primary term of this Lease, i.e., the Lease
      --------------
      Term specified in Paragraph 1(e) of this Lease, no rentals shall be charged for the parking permits. If Tenant exercises its renewal option pursuant to Rider No. 1 of this Lease, then during the renewal term the rent for all parking permits which are allotted to Tenant pursuant to Paragraph 1 immediately above shall be the rate which is from time to time designated by Landlord as standard for the Building. During any such renewal term, Landlord shall provide Tenant at least thirty (30) days notice of any change in the parking rates, and Tenant shall pay the adjusted rent after the expiration of the 30-day notice period. All payments of rent for parking spaces shall be made (i) at the same time as each Base Rental is due under the Lease and (ii) to Landlord or to such persons as Landlord may direct from time to time.

3.    Parking; Allocation Devises. Landlord reserves the right to change its
      ---------------------------
      system for allocating parking spaces, e.g., magnetic parking cards, parking stickers and other devices or forms of identification. If Landlord issues magnetic parking cards, parking stickers or any other device or form of identification, they shall remain the property of Landlord and shall not be transferable. Tenant will be obligated to pay a replacement charge, equal to the amount posted from time to time by Landlord, for loss or other replacement of any magnetic parking card or parking sticker issued by Landlord.

4.    Damage. If Landlord temporarily fails or is temporarily unable to provide
      ------
      any parking space to Tenant pursuant to Paragraph 1 above because of fire or other damage or because of any condemnation, such failure or inability shall not be deemed to be a default by Landlord as to permit Tenant to terminate this Lease; nor shall such event permit any abatement of rentals as long as Landlord provides reasonably acceptable substitute parking within ten (10) days after, as applicable (the applicable alternative being referred to herein as a "Parking Rights Event"): (i) the date of the damage or condemnation taking, if such action makes parking obviously impossible (e.g., a fire where the entire garage is destroyed), or (ii) if the damage or condemnation does not make parking impossible but nevertheless prevents Tenant from exercising its parking rights pursuant to this Exhibit, the date of Landlord's receipt of a written notice from Tenant, labeled "URGENT/IMMEDIATE ACTION REQUIRED" in all capital letters, alerting Landlord to Tenant's lack of parking spaces. If reasonably acceptable substitute parking (or the originally designated parking, as described in Paragraph 1 above) is not made available to Tenant within such 10-day period after the Parking Rights Event, then notwithstanding any provision of this Lease to the contrary, and as Tenant's sole remedy and relief, Tenant's Base Rental and Tenant's share of Operating Expenses under this Lease will be equitably reduced to account for such unavailability as of the eleventh (11th) day and shall continue so reduced until reasonably acceptable substitute parking (or the originally designated parking, as described in Paragraph 1 above) has been made available. In the event that Landlord and Tenant disagree as to either (i) whether Landlord has provided reasonably acceptable substitute parking or
      (ii) the amount of any equitable reduction in Tenant's Base Rental and Tenant's share of Operating Expenses (either such disagreement being referred to herein as a "Parking Rights Dispute"), then in either such event either Landlord or Tenant may, at its option and upon written notice to the other party, elect to have such Parking Rights Dispute resolved by arbitration conducted in Dallas County, Texas, under the procedures set forth below. First, the party desiring that such Parking Rights Dispute be arbitrated (the "Originator") shall give written notice to that effect to the other party (the "Recipient"), specifying in its notice the name and address of the person designated to act as arbitrator on behalf of the Originator (which arbitrator must be an independent certified public accountant with at least five years of experience in consulting with landlords or tenants in commercial real estate matters and must not be affiliated with, or otherwise engaged in a business relationship with, either party to the arbitration). Within five (5) business days after the Recipient's receipt of such notice from the Originator, the Recipient may give written notice to the Originator specifying the name and address of the person designated by the Recipient to act as arbitrator (the second arbitrator) on its behalf (which arbitrator must also be an independent certified public accountant with at least five years of experience in consulting with landlords or tenants in commercial real estate matters and must not be affiliated with, or otherwise engaged in a business relationship with, either party to the arbitration). If the Recipient fails to notify the first party of the appointment of its arbitrator within the 5-business day time period specified above, or if within twenty (20) days after the second arbitrator is appointed, the two arbitrators have not reached a joint decision as to the Parking Rights Dispute presented to them for resolution, the Parking Rights Dispute shall be submitted to the American Arbitration Association (or the successor thereof should the American Arbitration Association be dissolved or restructured); and regardless of whether the arbitration is conducted privately (i.e., two arbitrators selected by the parties) or under the auspices of the American Arbitration Association (or its successor), such arbitration shall be conducted in accordance with the arbitration rules for the real estate industry of that Association (or its successor). To the extent that legal questions are considered, the arbitrator(s) shall apply the law of the State of Texas. The arbitration award shall be binding upon both parties and, if not honored by a party, shall be the basis for a judgment entered in any court of competent jurisdiction. The arbitration award shall also designate which party should bear the expense of the arbitration (excluding attorneys fees, with each party hereby agreeing that it must pay its own legal fees); provided, however, that it is hereby agreed as a general instruction to the arbitrator(s) that all expenses of the arbitration, other than a party's legal fees and the other the fees and expenses incurred by the respective parties in preparing for and presenting their arguments to the arbitrator(s), shall be shared equally between Landlord and Tenant unless the arbitration award specifies a winning party and a losing party and further specifies and directs that the losing party should pay the arbitration expenses.

5.    Rules and Regulations. A condition of any parking shall be compliance by
      ---------------------
      the parker with garage or lot rules and regulations, including any sticker or other identification system which may be established by Landlord. The following rules and regulations are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and generally applicable rules and regulations for the applicable parking areas as it deems necessary for the operation of such areas.

      (a)   Cars must be parked entirely within the painted stall lines.

      (b)   All directional signs and arrows must be observed.

      (c)   The speed limit shall be five (5) miles per hour.

      (d) Parking is prohibited in areas not striped for parking, aisles, areas where "no parking" signs are posted, in cross-hatched areas and in such other areas as may be designated by Landlord or Landlord's agent(s) including, but not limited to, areas designated as "Visitor Parking" or reserved spaces not rented under this Agreement.

      (e) Every parker is required to park and lock his or her own car. All responsibility for damage to cars or persons or loss of personal possessions is assumed by the parker.

      (f) Spaces which are designated for small, intermediate or full-sized cars shall be so used. No intermediate or full-size cars shall be parked in parking spaces limited to compact cars.

      (g) No cars shall remain parked in the garage or on the Land for a continuous period of more than three (3) days.

6.    Special Provisions Regarding Over-Parking. Landlord agrees to use its good
      -----------------------------------------
      faith efforts to monitor the parking usage of tenants in the Building and attempt to restrict tenants against permitting their owners, officers, employees, agents and invitees to utilize more parking spaces than they are allotted pursuant to their respective leases. Tenant agrees to cooperate with

      Landlord's efforts in this regard. In addition, and without limiting the generality of the immediately preceding sentence, Tenant further agrees that if and to the extent requested in writing by Landlord because of Landlord's concern that Tenant's owners, officers, employees, agents and/or invitees are utilizing more parking spaces than Tenant has been allotted under this Exhibit C, then at Landlord's option any one or more
                          ---------
      of the following shall apply (i.e., the following are cumulative and not mutually exclusive):

      (a) Tenant shall deliver written notices to all employees and other persons who might be utilizing parking spaces, advising them of the parking limits under this Exhibit C.
                                      ---------

      (b) Tenant shall furnish to Landlord a complete list of license numbers of all automobiles operated by Tenant and its owners, officers, employees, agents and invitees who might be utilizing parking spaces.

      (c) If any automobile or other vehicle owned by Tenant or any of its employees, agents or other invitees is utilizing a parking space in excess of those allotted to Tenant under this Exhibit C, Tenant
                                                          ---------
            shall pay to Landlord as additional rent upon demand an amount equal to the daily rate or charge for such parking as established by Landlord from time to time for each day, or part thereof, that such automobile or other vehicle is so parked.

      (d) If any overparking by Tenant, its employees, agents and other invitees, persists after written notice thereof from Landlord to Tenant, such continued overparking shall constitute a failure of Tenant to comply with this Exhibit C; and such written notice from
                                       ---------
            Landlord shall constitute the "written notice thereof" which is contemplated in item (ii) of Section 26(a) of this Lease, i.e., the overparking shall constitute an event of default under this Lease if not cured within 30 days after such written notice.

                          EXHIBIT D TO LEASE AGREEMENT
                          ----------------------------

                        Leasehold Improvements Agreement

      THIS LEASEHOLD IMPROVEMENTS AGREEMENT (this "Agreement") is entered into in connection with the attached Lease Agreement (the "Lease") between INTERVEST-PARKWAY, LTD. ("Landlord"), and ENTRUST, INC. ("Tenant"), for leased premises (the "Premises") in One Hanover Park, 16633 Dallas Parkway, Addison, Texas. In the event of a conflict between the provisions of this Agreement and the provisions of the Lease, the provisions of this Agreement will control.

      1. Premises Condition: Landlord's Work. (a) Subject to the provisions in
         -----------------------------------
subsection (b) of this Paragraph 1 and other express provisions of this Agreement, Tenant has agreed to accept the Premises "as is," in their presently existing condition. Tenant acknowledges having inspected the Premises.

      (b) Notwithstanding subparagraph (a) above to the contrary, Landlord agrees that it will at its sole expense (i) thoroughly clean the carpets and walls of the Premises, including the elevator lobby walls in the Premises, (ii) reseat and clean all light fixtures, and replace burnt-out lights, in the Premises, (iii) clean all rest rooms in the Premises and repair any broken equipment in those rest rooms, (iv) assure that all existing Building systems -- including, but not limited to, electrical, sprinkler, life/safety, plumbing, heat, air conditioning systems and their distribution into the Premises -- are in good working order (it being understood and agreed that this subsection (iv) is not intended to require that any new Building systems be added but only that existing Building systems be in good working order at the Commencement Date of the Lease Term), (v) assure that the IT closet air conditioner is in good working order as of the Commencement Date of the Lease Term, (vi) assure that the ice maker and built-in appliances are in good working order as of the Commencement Date of the Lease Term, (vii) laminate repairs on millwork, if and to the extent necessary, (viii) remove the interior glass FINOVA logo in the reception area of the Premises, and (ix) remove the interior stairway between the 7th floor and the 8th floor of the Building (i.e., the stairway which the prior tenant of the Premises, Finova Capital Corporation, had constructed for its own internal use) and repair the floor of the 8th floor after such removal (all such work being herein referred to as "Landlord's Work"). Landlord agrees that Landlord's Work will include re-carpeting the floor area where the stairway had been located; however, if Tenant requests any special carpeting or similar cosmetic work to such floor area, i.e,. other than Landlord's merely patching the area, then the substantial completion of the Landlord's Work will be deemed to have occurred when the stairway has been removed and the structural element of the floor area has been replaced. For purposes of Paragraph 1(d) of the main body of this Lease, "Substantial Completion" of Landlord's Work will be deemed to have occurred when the Premises are in a condition that Tenant can reasonably begin performing its finish-out work and move into the Premises; however, notwithstanding the Substantial Completion of Landlord's Work, Landlord agrees that it will continue performing Landlord's Work until it has been completed.

      2. Other Work. Any work other than the Landlord's Work specified in
         ----------
Paragraph 1(b) above shall be the responsibility of Tenant and shall be effected only after Landlord has approved the plans and specifications for such work (Landlord's approval not to be unreasonably withheld as long as the plans and specifications are professionally prepared with reasonably satisfactory specificity). Construction of any leasehold improvements shall be carried out by contractors employed by Tenant. Tenant shall be solely responsible for all payments and other liabilities or obligations to, and any liens or claims asserted by, contractors or other persons employed by Tenant in connection with its leasehold improvements. Tenant's contractor(s) for any leasehold improvements shall provide proof of adequate insurance as reasonably required by Landlord. Tenant shall in no event allow the attachment of any mechanic's artisans, materialman's or similar liens to the Premises, the Building or the Land. Tenant shall cause all leasehold improvements to be construed in a good and workmanlike manner, and all work shall be done using commercial quality materials. Tenant shall obtain, and shall promptly deliver to Landlord when obtained, lien releases on all work performed by Tenant in the Building. The Contractor will be required to cooperate with Landlord in the performance of its work and to comply with all Building rules relating to construction work performed in the Building.

      3. Reimbursement by Landlord. In addition to the reimbursement prescribed
         -------------------------
in Paragraph 2(c) of the main body of this Lease (i.e., for the increased cost of removing the "FINOVA" sign on the crown of the Building), Landlord shall also reimburse Tenant for up to $3,800.00 of

Tenant's bona fide out-of-pocket expense in replacing carpet in the lobby of the Premises where the internal stairway referred to in Paragraph 1 above had been located.

                          EXHIBIT E TO LEASE AGREEMENT
                          ----------------------------

                         Building Rules and Regulations

      1. Sidewalks, doorways, vestibules, corridors, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises and for going from or to another part of the Building.

      2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable materials shall be thrown or placed therein. Damage resulting to any such fixtures or appliances or surrounding areas from misuse by Tenant shall be repaired at the sole cost and expense of Tenant, and Landlord shall not in any case be responsible therefor.

      3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other parts of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by the Building maintenance personnel nor shall any part of the Building be defaced by Tenant. No curtains or other window treatments will be placed between the glass and the Building standard window treatments.

      4. Landlord will provide and maintain an alphabetical directory of each Tenant's firm name on the first floor (main lobby) of the Building. No other directory shall be permitted unless previously consented to by Landlord in writing.

      5. Tenant shall not place any additional lock or locks on any doors in or to the Premises without Landlord's prior written consent. A reasonable number of keys to the locks on the doors which access the Premises from the Common Areas shall be furnished by Landlord to Tenant, and Tenant shall not have any duplicate keys made. Upon termination of the Lease, Tenant shall return all keys to Landlord and shall provide to Landlord a means of opening all safes, cabinets and vaults being left with the Premises.

      6. With respect to work being performed by Tenant in the Premises with the approval of Landlord, Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installation of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building. Tenant must have Landlord's written approval prior to employing any contractor. Any and all such contractors shall comply with these Rules and Regulations for such services including, but not limited to, insurance requirements. All work in or on the Building shall comply with any and all codes.

      7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any bulky materials, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord, and subject to its decision and control, as to the time, method and routing of movement and as to limitations for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to person or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord and other tenants if damaged or injured as a result of acts in connection with carrying out this service for Tenant from the time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

      8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment, which shall, in all cases, be positioned to distribute the weight and stand on supporting devices approved by Landlord. All damage done to the Building by taking in or putting out any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

      9. Tenant, in its capacity as an employer, shall establish -- and shall use reasonable measures to enforce -- a policy for its employees which prohibits firearms (including, but not limited to, concealed handguns) in the Building and the Premises.

      10. Tenant shall cooperate with Landlord's employees in keeping its Premises neat and clean. Tenant shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel. Landlord shall be in no way responsible to Tenant, its agents, employees or invitees for any loss of property from the Premises or public areas or for any damage to any property thereon from any cause whatsoever.

      11. To insure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to the Premises except by persons appointed or approved by Landlord in writing.

      12. Corridor doors, when not in use, shall be kept closed.

      13. Should Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician in writing where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power in excess of standard office use or heating without Landlord's prior written permission.

      14. Tenant shall not make or permit any improper odors or noises in the Building or otherwise interfere in any way with other tenants or persons having business with them.

      15. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No animals shall be brought into or kept in, on or about the Premises.

      16. No machinery other than standard office equipment shall be operated by Tenant in its Premises without the prior written consent of Landlord, nor shall Tenant use or keep in the Building any flammable or explosive fluid or substance.

      17. No portion of the Premises shall at any time be used or occupied as sleeping or lodging quarters.

      18. Landlord will not be responsible for money, jewelry or other personal property lost or stolen in or from the Premises or public areas regardless of whether such loss or theft occurs when the area is locked against entry or not.

      19. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be advisable for the safety, protection, care and cleanliness of the Building, the use and operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed; provided, however, that no new rules or regulations shall deprive Tenant of any rights expressly granted to Tenant pursuant to this Lease.

                          EXHIBIT F TO LEASE AGREEMENT
                          ----------------------------

                  Brokerage Agreement with Cawley International


                             INTERVEST-PARKWAY, LTD.
                               4131 Centurion Way
                            Addison, Texas 75001-4379
                                 (972) 661-9711

                                November 1, 2001

Mr. Ran Holman, President
Cawley International
14001 Dallas Parkway, Suite 1100
Dallas, Texas 75240

RE: Proposed lease (the "Lease") between the undersigned as Landlord (hereinafter referred to as "Landlord") and Entrust Technologies, Inc. (hereinafter referred to as "Tenant"), covering approximately 25,251 rentable square feet (the "Premises"), in the development known as One Hanover Park located at 16633 Dallas Parkway, Town of Addison, Dallas County, Texas (such structure hereinafter referred to as the "Building").

Ladies and Gentlemen:

This letter agreement (this "Agreement") will confirm our agreement concerning the payment of a commission to Cawley International ("Broker") in consideration of your brokerage services heretofore rendered and to be rendered in connection with the Lease.

                                 A. Conditions
                                    ----------

By your acceptance of this Agreement, you acknowledge and confirm to the following: (i) that Landlord shall have the sole, exclusive and absolute right to decline to entertain or to reject the terms of any proposed Lease for any reason whatsoever without incurring any liability to you, notwithstanding the extent to which negotiations may commence or continue and notwithstanding that Landlord or Tenant may be arbitrary in refusing to execute or deliver the Lease;
(ii) that in the event the Lease is not fully executed within ninety (90) days from the date of this Agreement, this Agreement shall be deemed terminated, and of no further force or effect unless Landlord, in its sole discretion, elects to extend the term of this Agreement; (iii) that no other broker has been granted the right, whether exclusive or otherwise, to represent the Tenant in connection with the Lease; (iv) that Broker is duly licensed pursuant to the Real Estate License Act of the State of Texas; and (iv) that Broker either already has provided, or will immediately provide, Tenant with a written disclosure as to the net profits interest in the Building which is owned by Windjammer Equity Partners, a Texas general partnership which is

Mr. Ran Holman
November 1, 2001
Page 2




affiliated with Wilcox Development Services, Inc. and Wilcox Realty Group, Ltd., i.e., such entities likewise being affiliated with Broker, and will provide Landlord with evidence that such disclosure has been delivered.

In addition, if a Lease is executed, you agree that no commission shall be due and payable if the Lease contains any conditions to its effectiveness or any rights exist on the part of the Tenant to terminate the Lease prior to the commencement of the term, until all conditions are satisfied or until the time to exercise such options has expired. Accordingly, in the event that all conditions are not satisfied or any option is exercised so that the Lease is terminated prior to the commencement of the term, then no commission or other compensation shall be payable to you. Notwithstanding the extent to which negotiations may heretofore or hereafter commence or continue, you agree that no commission or other compensation shall be payable to you if any of the conditions of the foregoing paragraph are not fulfilled for any reason whatsoever including, without limitation, Tenant's or Landlord's arbitrary refusal or inability to execute and unconditionally deliver the Lease; and in such an event you agree that you shall not have any right to and shall not assert any claim against Landlord for a commission or other compensation rendered in connection with the Lease or otherwise.

If a Lease is executed where pursuant to this commission agreement Broker is entitled to receive a commission in connection with the primary term of the Lease, and if the Lease contains a renewal option, then if and upon the exercise of such renewal option by Tenant (and the execution of any necessary lease or addendum), pursuant to the express provisions of the Lease affording Tenant such option, Broker shall be entitled to an additional commission, as described below, if -- but only if -- Broker is the only authorized broker representing Tenant with regard to such renewal and Broker is in fact active in negotiations with respect to such renewal option. Similarly, if a Lease is executed where pursuant to this commission agreement Broker is entitled to receive a commission in connection with the primary term of the Lease, and if the Lease provides for any expansion option or right of first refusal option, then if and upon the exercise of such expansion option or right of first refusal option by Tenant (and the execution of any necessary lease or addendum), pursuant to the express provisions of the Lease affording Tenant such option, Broker shall be entitled to an additional commission, as described below, if -- but only if -- Broker is the only authorized broker representing Tenant with regard to such expansion option or right of first refusal option and Broker is in fact active in negotiations with respect to such expansion option or right of first refusal option.

                             B. Certain Definitions
                                -------------------

For purposes of this commission letter, the term "gross base rental" shall be deemed to mean the basic minimum rental to be paid by Tenant under the Lease for the use and occupancy of its Premises, minus (i) any rental waived during any designated rental abatement period (ii) any increment of rental attributable to the amortization of any tenant finish costs which are the responsibility of Tenant but are financed by or through Landlord, (iii) any charges for electrical consumption that may be imposed upon the Tenant; (iv) any escalation of such rental measured by, based on, or indexed to inflation, (v) any escalations in operating expenses to be paid by Tenant as reimbursements for costs and expenses incurred or arising out of the ownership, operation, or use of the Building, including, but not limited to costs and expenses of

Mr. Ran Holman
November 1, 2001
Page 3


maintenance, taxes, cleaning, repairs, insurance, utilities, guard services, and labor with respect to the Building; (vi) any and all amounts paid by Landlord or credited by Landlord against basic rental for Tenant's moving expenses or charges; and (vii) the amount of any costs and expenses incurred or to be incurred by Landlord in connection with Landlord's assumption of, or reimbursement or other takeover obligation with respect to, Tenant's obligation under any existing lease.

Also for purposes of this commission letter, the term "Security Deposit" shall be deemed to mean a cash deposit paid by Tenant and held by Landlord in an amount of $334,575.72, of which $55,762.62 shall be paid by Tenant to Landlord on the date of execution of the Lease and $278,813.10 shall be paid by Tenant to Landlord on or before January 5, 2002. Also for purposes of this commission letter, the term "Security Deposit Contingency" shall be deemed to mean the satisfaction of both of the following: (a) the Tenant's deposit of the above-described Security Deposit as described above (or, if applicable, upon any renewal, expansion or exercise of a right of first refusal), and (b) the Lease containing a provision confirming that the Security Deposit serves as additional security for the Tenant's performance of its obligations under the Lease and, accordingly, can be drawn by Landlord upon any default by the Tenant in any such performance.

                              C. Commission Terms
                                 ----------------

In the event that a commission ("Commission") is payable to you in accordance with the provisions of this commission letter, i.e., subject to the satisfaction of the terns and conditions of this agreement and the continuing truthfulness and accuracy of all representations made herein by the Broker, the Broker agrees to accept as its full and only compensation for its services rendered in connection with the Lease, a Commission computed as follows:

1.   Primary Term of Lease:  With the "Security Deposit Contingency"
     ---------------------------------------------------------------
     Satisfied by the Tenant.
     ------------------------

If the "Security Deposit Contingency" is satisfied in connection with the primary term of the Lease, then the total Commission payable to the Broker shall be a sum equal to four and one-half percent 4 1/2%) of the gross base rentals (as hereinabove defined) payable by Tenant during the initial term of the subject Lease on (a) the initial increment of space leased by Tenant in the Building, plus (b) during the period after the commencement date, any additional increments of space in the Building which Tenant has an absolute and binding obligation to acquire under the terms of the Lease during the first twelve (12) months of its term.

Subject to the foregoing provisions of this Agreement, the Commission shall be paid by Landlord to Broker in the following installments:

     (a) One-half (1/2) of the Commission shall be paid within thirty (30) days after the last to occur of the following: (i) the receipt by the Landlord of a fully executed Lease; (ii) the satisfaction of all contingencies in the Lease (other than the construction obligations of the Landlord, if any, under the Lease); and (iii) the Landlord's receipt of an invoice

Mr. Ran Holman
November 1, 2001
Page 4


     from Broker, with respect to the Lease, such invoice to be delivered to the Landlord no earlier than the satisfaction of items (i) and (ii) herein;

     (b) The remaining one-half (1/2) of the Commission shall be paid within thirty (30) days after receipt by Landlord of a subsequent invoice from Broker with respect to the Lease, such subsequent invoice to be delivered to the Landlord no earlier than the date upon which Tenant actually takes occupancy of, accepts the condition of and commences business operations in the Premises and then commences paying monthly rentals pursuant to the Lease.

2.   Renewal Term of Lease:  With the "Security Deposit Contingency" Satisfied
     -------------------------------------------------------------------------
     by the Tenant.
     --------------

If the "Security Deposit Contingency" is satisfied in connection with any renewal term for which Broker is entitled to a Commission, then if and upon the exercise of such renewal option by Tenant (and the execution of any necessary lease or addendum), Broker shall be entitled to, and Landlord shall pay to Broker, an additional Commission, equal to four and one-half percent (4.5%) of the gross base rental, utilizing the applicable term of said elected renewal option in determination of same. Subject to the foregoing provisions of this Agreement the renewal option Commission shall be paid within thirty (30) days after all of the following have occurred: (i) receipt by Landlord of a fully executed renewal agreement, (ii) receipt by Landlord of an invoice from Broker with respect to the renewal and (iii) the commencement of the renewal term.

3.   Expansions or Rights of Refusal:  With the "Security Deposit Contingency"
     -------------------------------------------------------------------------
     Satisfied by the Tenant.
     ------------------------

If the "Security Deposit Contingency" is satisfied to connection with any such expansion or right of refusal for which Broker is entitled to a Commission, then if and upon the exercise of such right or option by Tenant (and the execution of any necessary lease or addendum), Landlord shall pay to Broker an additional Commission, said additional Commission equal to four and one-half percent (4.5%) of the gross base rental, utilizing the applicable term of said elected expansion option or right of first refusal in the determination of same. Subject to the foregoing provisions of this Agreement, the expansion option or right of first refusal Commission shall be paid in the following installments:

     (i) One-half (1/2) of the Commission shall be paid within thirty (30) days after receipt by the Landlord of a fully executed lease amendment with respect to the expansion option or right of first refusal and an invoice from Broker, to be delivered to the Landlord only after the Commission is earned as previously described herein; and

     (ii) The remaining one-half (1/2) of the Commission shall be paid within thirty (30) days after receipt by Landlord of a subsequent invoice from Broker with respect to the expansion option or right of first refusal, such subsequent invoice to be delivered after Tenant actually takes occupancy of, accepts the condition of and commences business operations in the premises covered by the expansion option or right of first refusal and then commences paying monthly rentals with respect to such premises.

Mr. Ran Holman
November 1, 2001
Page 5


4.   "Security Deposit Contingency" Not Satisfied by the Tenant.
     ----------------------------------------------------------

Notwithstanding anything to the contrary contained to paragraphs 1 through 3 of this Article C, if all conditions to the Broker's receipt of a Commission other than the "Security Deposit Contingency" have been satisfied but the "Security Deposit Contingency" is not satisfied in connection with a transaction or transactions described in one or more of those paragraphs, then for such transaction the applicable commission paragraph above in this Article C will not apply and instead the Commission for such transaction shall be six percent (6%) of gross base rentals (as defined above) if and when paid by Tenant to Landlord during the applicable term of the Lease. In such event, Landlord shall pay installments of the Commission to Broker on a monthly basis, with each installment to be equal to six percent (6%) of the amount of the gross base rental actually received by Landlord from the Tenant during such month, and with each installment of Commission to be paid by Landlord to Broker within thirty
(30) days after Landlord's receipt of the monthly installment of gross base rental from the Tenant. In no event will an installment of Commission be due from Landlord to Tenant for a month in which, for any reason whatsoever, Landlord has not received the respective installment of gross base rental from the Tenant. In addition, if Landlord incurs legal fees or other expenses in connection with collection efforts to obtain the Tenant's payment of any gross base rental, then Landlord shall be entitled to reduce its payment of the immediately succeeding Commission installments, if any, by an amount equal to six percent (6%) of all of Landlord's expenses. Finally, if the Tenant files for bankruptcy, is declared a bankrupt or otherwise similarly becomes involved in bankruptcy or insolvency proceedings, then this commission agreement shall automatically terminate and be of no further force or effect, with Landlord owing nothing to Broker regardless of whether or not Landlord obtains any monetary recover pursuant to such proceedings.

                             D. Further Limitations
                                -------------------

In no event, notwithstanding the actual term of the Lease or any renewal option granted in the Lease, will any Commission be payable for any gross base rental or other charges payable by the Tenant for any year of the Lease term subsequent to the tenth (10th) anniversary of the Commencement Date of the Lease. This Article C supersedes anything to the contrary which may be stated or implied elsewhere in this commission agreement.

In addition, and notwithstanding anything contained in Articles A through C above, if there shall be any other claim or claims by a duly licensed broker claiming by, through or under Broker or Tenant for a Commission or other compensation with respect to the Lease, any renewal or extension thereof, or for any expansion or exercise of a right of first refusal, Landlord shall not be required to pay Broker any Commission until and unless all parties claiming a Commission or other compensation release Landlord from such claims or a court orders Landlord to pay the commission or other compensation. If Landlord is in doubt as to whom a Commission or other compensation is payable, Landlord shall have the right to pay the Commission to a court of competent jurisdiction and in such event Landlord shall be released from all liability.

In no event shall Landlord be required to pay any Commission or other compensation in excess of the amount set forth herein with respect to the Lease.

Mr. Ran Holman
November 1, 2001
Page 6



                                E. Miscellaneous
                                   -------------

Broker will not advertise the lease transaction, nor place any notice thereof in any newspaper or other publication, without first obtaining the prior written approval of Landlord as to the contents thereof.

Notwithstanding anything herein contained to the contrary, in the event Landlord sells or otherwise transfers ownership of the Building to a third party, Landlord shall be relieved of all obligations hereunder if Landlord causes said third party to assume Landlord's obligations hereunder.

Notwithstanding anything herein contained to the contrary, in the event that Tenant enjoys a right or options to cancel the Lease (and for reasons unrelated to casualty, condemnation, default, and the like), then no portion of the commission in respect of any lease of space which is subject to a cancellation right or option shall be payable until the time to exercise such option or right has expired, and in the event such option or right is exercised, then no commission or other compensation shall be payable in connection with the portion of the Lease so canceled. Notwithstanding the foregoing, should the cancellation payment, penalty or fee provided for in the Lease include the unamortized brokerage commission, then Landlord shall pay to Broker a full commission as if no such right or option to cancel existed.

This Agreement shall not be binding unless executed by both parties. When executed by both parties, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns; and it can be modified only by a written instrument signed by both Landlord and Broker. The provisions of this Agreement supersede all previous oral and written understandings and agreements by the parties.

If the foregoing accurately sets forth our entire agreement concerning the matters discussed herein, please sign and return the enclosed copies.

Sincerely,

INTERVEST-PARKWAY, LTD.,
a Texas limited partnership

By:      Intervest Equity Group, L.C.,
         a Texas limited liability company,
         its sole General Partner


         By:/s/ John A. Raphael
            --------------------------------
              Manager

Mr. Ran Holman
November 1, 2001
Page 7



ACCEPTED AND AGREED TO THIS  1st  day of November, 2001
                            -----

BROKER:

CAWLEY INTERNATIONAL



By: /s/ A. Ran Holman
   ---------------------------------------
Name: A. Ran Holman
     -------------------------------------
Title: President
       -----------------------------------
Tax I.D.
        ----------------------------------
Broker No.
           -------------------------------

                                                                     Rider No. 1

                            TENANT'S OPTION TO RENEW
                            ------------------------

      1. Tenant may, at its option, renew the term of this Lease for one (1) additional term of thirty-six (36) months, provided that this Lease must be in full force and effect under the original term or any valid renewal thereof, and Tenant shall not be in default in any of its obligations under this Lease at the time of exercise of such option or at the time the renewal term would begin. Such renewal shall be upon the same terms and conditions as provided elsewhere in this Lease, except that (i) the original term of this Lease may not be renewed more often than the one time set forth above, (ii) Landlord shall have no obligation to install improvements in the Premises nor to provide Tenant with any allowance, and (iii) the annual Base Rental for such renewal period, i.e., to be payable in equal monthly installments in the same manner as during the primary Lease Term, shall be the Prevailing Building Rental Rate (described below). Such option shall be exercised by Tenant's giving notice to Landlord by certified mail, return receipt requested, at least nine (9) months prior to the end of the then-existing term; and, if not so exercised, such option shall automatically expire and terminate (i.e., time being of the essence).

      2. For purposes of determining the annual Base Rental for the extension period, the "Prevailing Building Rental Rate" shall mean the annual rental rate then being charged by landlords of comparable buildings and locations within a 5-mile radius of the Building (including what Landlord is then charging with regard to the Building), for lease extensions or renewals of space entered into within the 9-month period preceding the commencement of the extension term, for leased premises comparable to the Premises, taking into consideration the quality and class of the Building, the size and location of the Premises within the Building, the sign rights granted to Tenant pursuant to Paragraph 2(c) of the main body of this Lease, the financial condition of Tenant at the time of the renewal, rental concessions then being granted by Landlord and other landlords in comparable buildings and locations within a 5-mile radius of the Building, the fact that no allowance is being provided in connection with Tenant's extension, the date the particular rate under consideration is to become effective, and the term of the lease under consideration.

      3. Upon Tenant's exercise of the extension option pursuant to this Rider, the parties shall attempt in good faith for twenty (20) days thereafter to agree upon the Prevailing Building Rental Rate for the applicable extension term. If Landlord and Tenant are unable to agree upon a Prevailing Building Rental Rate within the above-stated twenty-day period, then Landlord and Tenant shall attempt in good faith for an additional ten (10) days to agree upon a single appraiser; and if Landlord and Tenant are so able to agree, the determination by such single appraiser of a Prevailing Building Rental Rate (using the same standards as set out above) shall be final and binding. If Landlord and Tenant are unable to agree upon a single appraiser within the above-stated ten-day period, then the following procedures shall apply:

            (a) Within seven (7) days after the conclusion of the ten-day period, each party shall submit to the other party an appraiser who must be a member either of the American Institute of Real Estate Appraisers or of the Society of Real Estate Appraisers and must have at least five (5) years of experience appraising commercial properties in Dallas County, Texas, and neither of whom may be a present or former employee or business associate of either Landlord or Tenant. If one party does not submit an appraiser within the seven-day period, then the appraiser submitted by the other party will serve as the sole appraiser.

            (b) The two appraisers so selected shall promptly proceed to determine the Prevailing Building Rental Rate (using the same standards as set out above); and if the two appraisers agree on such Prevailing Building Rental Rate, their determination shall be final and binding on all parties. If the two appraisers so selected are unable to agree on the Prevailing Building Rental Rate but the appraisals are no more than ten percent (10%) apart, computed from the base of the higher appraisal, the two appraisals shall be averaged and the average shall constitute the Prevailing Building Rental Rate. If the appraisals are separated by more than ten percent (10%), such two appraisers shall select a third appraiser (who, unless waived by both initial appraisers, shall have qualifications comparable to the two initially selected); and if the two appraisers are unable to agree upon a third appraiser within fifteen (15) days, then they shall in lieu thereof each select the names of two willing persons qualified to be appraisers hereunder and from the four persons so named, one name shall be drawn by lot by a representative of Landlord in the presence of a representative of Tenant, and the person whose name is so drawn shall be the third appraiser. If either of the first two appraisers fails to select the names of two willing, qualified appraisers and to cooperate with the other appraiser so that a third appraiser can be selected by lot, the third appraiser shall be selected by lot from the two appraisers which were selected by the other appraiser for the drawing. Any vacancy in the office of the first two appraisers shall be filled by the party who initially selected that appraiser, and if the appropriate party fails to fill any vacancy within fifteen (15) days after such vacancy occurs, then such vacancy shall be filled by the other party. Any vacancy in the office of the third appraiser shall be filled by the first two appraisers in the manner specified above for the selection of a third appraiser. The third appraiser shall, within fifteen (15) days after having been selected, render his or her opinion; and the average of the amounts proposed by the two appraisers whose determinations most closely correspond to each other shall constitute the Prevailing Building Rental Rate; provided, however, that if all three appraisals vary by less than 15% from the average of the three appraisals, then the average shall be the Prevailing Building Rental Rate.

Each party shall pay the appraiser which was appointed by such party (or on behalf of such party). With regard to any single appraiser, or a third appraiser, all costs shall be shared equally by Landlord and Tenant.